UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-6347
                                                     ---------------------

                            Columbia Funds Trust VII
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



               One Financial Center, Boston, Massachusetts 02111
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                            Vincent Pietropaolo, Esq.
                        Columbia Management Group, Inc.
                              One Financial Center
                                Boston, MA 02111
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  1-617-772-3698
                                                           -------------------

                  Date of fiscal year end: August 31, 2004
                                           ------------------

                  Date of reporting period: February 29, 2004
                                            -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


                                                     COLUMBIA
                                                    EUROPE FUND

                                                 Semiannual Report
                                                 February 29, 2004



[photo of man and woman and flowers]


[LOGO]:
COLUMBIA FUNDS

A MEMBER OF COLUMBIA MANAGEMENT GROUP

Table of Contents

Fund Profile ......................................... 1

Performance Information .............................. 2

Economic Update ...................................... 3

Portfolio Managers' Report ........................... 4

Financial Statements ................................. 6

   Investment Portfolio .............................. 7

   Statement of Assets and Liabilities .............. 12

   Statement of Operations .......................... 13

   Statements of Changes in Net Assets .............. 14

   Notes to Financial Statements .................... 16

   Financial Highlights ............................. 21

Important Information
About This Report ................................... 25



Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

NOT FDIC INSURED    MAY LOSE VALUE    NO BANK GUARANTEE


TO OUR FELLOW SHAREHOLDERS

                                                            Columbia Europe Fund

DEAR SHAREHOLDER:

We are pleased to let you know that FleetBoston Financial Corporation and Bank of America Corporation have merged, effective April 1, 2004. As a result of the merger, Columbia Management Group became part of the Bank of America family of companies. Looking ahead, we believe this merger will be a real benefit to our shareholders. Preserving and leveraging our strengths, the combined organization will deliver additional research, management, and product capabilities to you.

There are no immediate changes planned for fund names, product lines, or customer service contacts. As always, we will provide you with updates at www.columbiafunds.com or through other communications, such as newsletters and shareholder reports.

As you might know, on March 15, 2004, FleetBoston Financial announced an agreement in principle with the staff of the Securities and Exchange Commission ("SEC") and the New York Attorney General to settle charges involving market timing in Columbia Management mutual funds. (Bank of America came to a similar settlement in principle at the same time.) The agreement will require the final approval of the SEC. This action reflects our full cooperation with the investigation and our strong wish to put this regrettable situation behind us. Columbia Management has taken and will continue to take steps to strengthen policies, procedures and oversight to curb frequent trading of Columbia fund shares.

We also want you to know that your fund's Board of Trustees has been energetic over the past year in strengthening its capacity to oversee the Columbia funds. Recently, the Board of Trustees:

o ELECTED AN INDEPENDENT TRUSTEE TO CHAIR THE TWELVE-PERSON BOARD. IN ADDITION, EACH COMMITTEE OF THE BOARD IS COMPRISED OF TRUSTEES WHO ARE COMPLETELY INDEPENDENT OF THE ADVISOR AND ITS AFFILIATES.

o APPOINTED A CHIEF COMPLIANCE OFFICER OF THE COLUMBIA FUNDS, WHO REPORTS DIRECTLY TO EACH FUND'S AUDIT COMMITTEE. TRUSTEES WERE ALSO ASSIGNED TO FOUR SEPARATE INVESTMENT OVERSIGHT COMMITTEES, EACH BETTER ABLE TO MONITOR PERFORMANCE OF INDIVIDUAL FUNDS.

o VOTED TO DOUBLE THE REQUIRED INVESTMENT BY EACH TRUSTEE IN THE COLUMBIA FUNDS -- TO FURTHER ALIGN THE INTERESTS OF THE TRUSTEES WITH THOSE OF OUR FUND SHAREHOLDERS. AT THE SAME TIME, NEW POLICIES WERE INSTITUTED REQUIRING ALL INVESTMENT PERSONNEL AND TRUSTEES TO HOLD THEIR COLUMBIA FUND SHARES FOR A MINIMUM OF ONE YEAR (UNLESS EXTRAORDINARY CIRCUMSTANCES WARRANT AN EXCEPTION TO BE GRANTED BY A BOARD DESIGNATED COMMITTEE).

Both your fund's trustees and Columbia Management are committed to serving the interests of our shareholders, and we will continue to work hard to help you achieve your financial goals.

In the pages that follow, you'll find valuable information about the economic environment and the performance of 15 Columbia funds. The "Economic Update" provides an overview of the investing environment during the past six months. The individual fund reports feature commentary from fund managers, followed by financial statements for each fund.

We hope that you will take time to read the reports of the funds you own and discuss them with your financial advisor if you have any questions. If you have any questions about your account, please feel free to call Columbia's shareholder services department at 800-345-6611.

As always, thank you for choosing Columbia funds. It is a privilege to play a role in your financial future.

Sincerely,


/s/ Thomas C. Theobald                      /s/ J. Kevin Connaughton

Thomas C. Theobald                          J. Kevin Connaughton
Chairman, Board of Trustees                 President, Columbia Funds



J. Kevin Connaughton was named president of Columbia Funds on February 27, 2004.

Summary

o For the six-month period that ended February 29, 2004, the fund's class A shares returned 27.17% without sales charge.

o The fund's return was slightly less than both its benchmark, the MSCI Europe Index, and the average return of its peer group, the Lipper European Region Funds Category.

o For the period, investment banks and insurance companies were the biggest gainers in the financial sector. However, the fund maintained an underweight position in these two industry groups and that hindered relative performance. The fund benefited from the managers' decision to emphasize Germany and Spain.

arrow up
Class A shares: +27.17%

arrow up
MSCI Europe Index: +27.89%



                                   Objective

              Seeks long-term growth by investing primarily in equity
                        securities of European issuers.

                                Total net assets
                                  $5.0 million

Morningstar style box: Growth/Large

FUND PROFILE

                                                            Columbia Europe Fund

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed and the composition of its portfolio will change over time.

Top 5 countries as of 02/29/04 (%)

   United Kingdom              29.3
====================================
   France                      12.3
====================================
   Germany                     12.0
====================================
   Switzerland                  8.0
====================================
   Netherlands                  6.9
====================================




Top 5 sectors as of 02/29/04 (%)

   Financials                  23.8
====================================
   Consumer discretionary      14.6
====================================
   Industrials                 12.8
====================================
   Health care                  9.2
====================================
   Telecommunication services   9.1
====================================





Top 10 holdings as of 02/29/04 (%)

   BP PLC                       3.3
====================================
   Vodafone Group               3.0
====================================
   Siemens                      2.5
====================================
   Royal Bank of Scotland Group 2.4
====================================
   Telefonica SA                2.3
====================================
   Allianz                      2.3
====================================
   Eni                          2.0
====================================
   Banco Santander
     Central Hispano            2.0
====================================
   Erste Bank Der
     Oesterreichischen
     Sparkassen                 2.0
====================================
   Credit Suisse Group          1.9
====================================


Country breakdowns are calculated as a percentage of total investments. Sectors and portfolio holdings are calculated as a percentage of net assets.

(C)2004 Morningstar, Inc. All Rights Reserved. The information contained herein:
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data are gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. As of 02/29/2004.

Performance of a $10,000 investment
11/08/99 - 02/29/04 ($)


   sales charge: without       with
=====================================
   Class A        9,624        9,070
=====================================
   Class B        9,305        9,119
=====================================
   Class C        9,228        9,228
=====================================
   Class Z        9,826         n/a
=====================================

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

PERFORMANCE INFORMATION

                                                            Columbia Europe Fund

VALUE OF A $10,000 INVESTMENT 11/08/99 - 02/29/04

[mountain chart data]:


                     Class A             Class A                   MSCI
                     without                with                 Europe
                sales charge        sales charge                  Index
------------------------------------------------------------------------

11/1999           $10,000.00          $ 9,425.00             $10,000.00
                   10,676.00           10,062.00              10,191.00
                   12,491.00           11,773.00              11,236.00
                   11,699.00           11,026.00              10,436.00
                   13,581.00           12,800.00              10,979.00
                   12,896.00           12,154.00              11,244.00
                   12,162.00           11,462.00              10,748.00
                   11,853.00           11,171.00              10,660.00
                   11,737.00           11,062.00              10,889.00
                   11,842.00           11,161.00              10,715.00
                   11,833.00           11,152.00              10,588.00
                   11,457.00           10,798.00              10,093.00
                   11,119.00           10,479.00              10,016.00
                   10,597.00            9,988.00               9,629.00
                   11,340.00           10,688.00              10,292.00
                   10,916.00           10,288.00              10,297.00
                   10,086.00            9,506.00               9,393.00
                    9,102.00            8,578.00               8,692.00
                    9,536.00            8,988.00               9,310.00
                    9,169.00            8,642.00               8,856.00
                    9,063.00            8,541.00               8,521.00
                    8,995.00            8,477.00               8,543.00
                    9,082.00            8,560.00               8,320.00
                    8,300.00            7,823.00               7,490.00
                    8,281.00            7,805.00               7,728.00
                    8,445.00            7,959.00               8,038.00
                    8,638.00            8,141.00               8,244.00
                    8,213.00            7,741.00               8,461.00
                    8,242.00            7,768.00               7,812.00
                    8,502.00            8,013.00               8,235.00
                    8,416.00            7,932.00               8,173.00
                    8,213.00            7,741.00               8,147.00
                    8,087.00            7,622.00               7,865.00
                    7,209.00            6,794.00               6,989.00
                    7,161.00            6,749.00               6,988.00
                    6,398.00            6,030.00               6,068.00
                    6,755.00            6,367.00               6,655.00
                    7,025.00            6,621.00               6,982.00
                    6,726.00            6,339.00               6,728.00
                    6,437.00            6,067.00               6,410.00
                    6,369.00            6,003.00               6,201.00
                    6,408.00            6,039.00               6,109.00
                    6,987.00            6,585.00               6,933.00
                    7,422.00            6,995.00               7,383.00
                    7,374.00            6,950.00               7,454.00
                    7,518.00            7,086.00               7,605.00
                    7,566.00            7,131.00               7,590.00
                    7,643.00            7,204.00               7,745.00
                    8,309.00            7,831.00               8,263.00
                    8,627.00            8,131.00               8,615.00
                    9,178.00            8,650.00               9,322.00
                    9,293.00            8,759.00               9,431.00
02/2004             9,624.00            9,070.00               9,708.00


The graph and table do not reflect a deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Morgan Stanley Capital International (MSCI) Europe Index is a broad-based, unmanaged index that tracks the performance of European stocks. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Index performance is from November 8, 1999.


Average annual total return as of 02/29/04 (%)
------------------------------------------------------------------------------------------
   Share class                A                   B                  C              Z
==========================================================================================
   Inception              11/08/99            11/08/99           11/08/99       11/08/99
==========================================================================================
   Sales charge       without     with    without    with    without    with     without
==========================================================================================
   6-month
    (cumulative)       27.17      19.86    26.68     21.68    26.62     25.62    27.25
==========================================================================================
   1-year              51.06      42.37    50.16     45.16    49.84     48.84    53.08
==========================================================================================
   Life                -0.82      -2.17    -1.59     -2.05    -1.78     -1.78    -0.34
==========================================================================================

Average annual total return as of 12/31/03 (%)
------------------------------------------------------------------------------------------
   Share class                A                   B                  C              Z
==========================================================================================
   Sales charge       without     with    without    with    without    with     without
==========================================================================================
   6-month
     (cumulative)      24.48      17.32    24.12     19.12    23.88     22.88    24.49
==========================================================================================
   1-year              36.44      28.6     35.44     30.44    35.06     34.06    39.51
==========================================================================================
   Life                -1.97      -3.36    -2.73     -3.2     -2.93     -2.93    -1.48
==========================================================================================

All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% sales charge for class A shares, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, thereafter - 0% and the class C contingent deferred sales charge of 1% for the first year only. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Summary
For the six-month period that
ended February 29, 2004



o European stock markets benefited from a rebound in economic activity. The MSCI Europe Index returned 27.89%. Emerging market performance within Europe was even stronger. The MSCI EM Europe Index returned 33.13% over the same period.

arrow up
MSCI Europe Index: +27.89

arrow up
MSCI EM Europe Index: +33.13


o GDP growth in Europe was slower than in the United States, Japan and other developed markets. High unemployment, lackluster consumer spending and a strong euro were impediments to stronger growth.

The MSCI Europe Index is a broad-based, unmanaged index that tracks the performance of common stocks in the developed markets of Europe.

The MSCI EM (Emerging Markets) Europe Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the emerging market countries of Europe.

ECONOMIC UPDATE

                                                            Columbia Europe Fund

Signs of a global economic recovery marked the period that began September 1, 2003 and ended February 29, 2004. Although Europe participated in the rebound, its developed economies trailed the rest of the world. For the second half of 2003, world GDP growth averaged around 5%. By comparison GDP growth in developed Europe was on the order of 1.5%. Forecasts for 2004 call for another year of low single-digit growth, with slightly stronger growth in Spain, the United Kingdom and European emerging markets.

SEVERAL FACTORS RESTRAIN GROWTH
The euro zone, so called because it encompasses the 12 nations that share the euro as a common currency, is still struggling with relatively high unemployment and lackluster consumer spending. A strong euro has also made European goods less competitive around the world. In Germany, Europe's largest economy, economic expectations are mixed. Last year, Germany introduced some important labor reform measures and approved individual tax cuts, which went into effect at the beginning of 2004. Domestic demand has shown signs of rebounding, driven mainly by corporate spending. However, industrial production has been weaker than expected so far this year.

Italian growth has been the most sluggish in the region. A GDP growth of less than 1% is expected in 2004. High-profile corporate scandals have put a damper on Italian consumer confidence. Italian exporters appear to be suffering more than others from a stronger euro and the increased competition it has wrought.

With disappointing GDP expectations throughout Europe, hopes have been rekindled that the European Central Bank (ECB) will cut interest rates. As yet there is no tangible evidence that the ECB is leaning in that direction, although it is unlikely to raise rates until the economic recovery is on steadier ground.

By contrast, the prospects for economic growth appear to be brighter in United Kingdom, which falls outside the euro zone. February reports revealed a stronger job market. Salaries have also risen. Hopes are that employment and salary gains, combined with a resilient housing market, will bolster consumer spending and keep the United Kingdom on track to realize forecast GDP growth of 3.6% for the year.

EUROPE'S STOCK MARKETS REBOUND AFTER THREE DOWN YEARS
After three years of disappointing returns, European stock markets delivered attractive double-digit gains for the period--despite mediocre economic results. The MSCI Europe Index returned 27.89%. Emerging European markets did even better than developed markets and have continued to thrive in 2004, led by Russia, the Czech Republic and Hungary. Most of the developed European equity markets got off to a solid start in 2004. However Germany, which was one of the strongest performing markets in 2003, has been pretty much flat. As of the end of this reporting period, the 2004 year-to-date return for the MSCI Germany Index is 0.25%.

Yet, low interest rates provide hope that the equity markets can continue to log gains, even if they are below those earned in 2003. Cyclical stocks led the markets in the first half of the period, but since January investors in European markets have focused on defensive companies, such as food and beverage, supermarkets, utilities and health care. With this rotation, and the general volatility of the environment, stock picking is likely to take on more importance and individual country allocations are likely to count for less.

sidebar:

Net asset value per share
as of 02/29/04 ($)

   Class A                      9.97
=====================================
   Class B                      9.64
=====================================
   Class C                      9.56
=====================================
   Class Z                     10.18
=====================================



Holdings discussed in this report
as of 02/29/04 (%)

   Allianz                       2.3
=====================================
   Siemens                       2.5
=====================================
   Telefonica SA                 2.3
=====================================
   Banco Santander
     Central Hispano             2.0
=====================================
   Public Power                  0.8
=====================================
   Alpha Bank                    0.7
=====================================
   Hansabank                     0.4
=====================================

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

PORTFOLIO MANAGERS' REPORT

                                                            Columbia Europe Fund

For the six-month period ended February 29, 2004, Columbia Europe Fund class A shares returned 27.17% without sales charge. The fund modestly trailed its benchmark, the MSCI Europe Index, which returned 27.89% for the period. The fund's return was also behind the 28.28% average return of its peer group, the Lipper European Region Funds Category.1 The fund benefited from our decision to allocate a larger portion of assets to Germany and Spain than the countries represented in the benchmark. However, an underweight position in investment banks and insurance companies, which were the strongest parts of the financial sector, hampered relative returns.

COUNTRY WEIGHTINGS AIDED THE FUND'S RETURN
Our overweight in Germany and Spain was positive for performance. The German stock market benefited from a better global economy, tax cuts and domestic labor and health care reforms, which have the potential to make the country more competitive in the global economy. Stock valuations were attractive, and we invested in several companies that were helped by corporate restructuring and cost-cutting. We added to Allianz, an insurance company, and Siemens, an industrial company that provides equipment and services to the public power and telecommunications sectors. Both made positive contributions to total return.

Spain's strong economic growth and its close ties with Latin America, where economic growth improved, were helpful to its stock market performance. The majority of large Spanish companies, such as Telefonica and Banco Santander Central Hispano, have significant operations in Latin America. The performance of both companies was positive for the fund.

The fund's position in the United Kingdom also contributed to fund performance. In the United Kingdom, stock prices suffered from rising interest rates and relatively high valuations. However, as prospects have improved for stronger earnings, UK stocks have become more attractive. We may add to our UK position later this year.

BUILDING UP GREECE AND OPPORTUNITIES IN EASTERN EUROPE
We added a commitment to Greece, a market that did better than the MSCI Europe Index. We invested in Public Power, a utility company, which is experiencing robust growth in a favorable economic environment. Greek banks have seen a 40% to 50% rise in mortgage origination. As a result, our investment in Alpha Bank aided the fund's return.

We also believe there are growing investment opportunities in Eastern Europe, as countries enter the EU and continue to rebuild their economies. Infrastructure development and the emergence of a consumer society are common themes. Banks are the early beneficiaries of these trends, and our holding in Hansabank in Estonia was positive for performance.

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the fund.

callout:

We believe there are growing investment opportunities in Eastern Europe, as countries enter the EU and continue to rebuild their economies.

                                                            Columbia Europe Fund

A MOVE AWAY FROM TECHNOLOGY
Because worker productivity in the US is high, we believe corporations will be less likely to increase spending for software and hardware. Therefore, we lowered exposure to technology and added investments in the utilities, transportation and telecommunications sectors. We believe these areas should be positively influenced by low historical capital expenditure. We were overweight in the consumer discretionary sector, where we shifted our focus away from retailers to media companies. We believe that surprisingly good earnings reports may be forthcoming from media companies.

STOCK SELECTION WILL BE THE KEY TO PERFORMANCE
The portfolio's investments reflect our fairly optimistic view for recovery in the global economy. As we look ahead, we believe there are few clear differences among sector or country valuations; therefore, bottom-up stock selection will be critical to performance in the months ahead. Our emphasis is likely to be on companies with good cash flows and with the potential to be helped by an upturn in corporate capital spending. We expect that many of the opportunities that meet these criteria will be in the industrials, media and telecommunications equipment areas.

[photo of Deborah F. Snee]

Deborah F. Snee has co-managed the fund since November 1999.

/s/ Deborah F. Snee

[photo of Penny Burgess]

Penny Burgess has co-managed the fund since February 2003 and has been with the advisor and its predecessors since 1993.

/s/ Penny Burgess

International investing offers significant long-term growth potential, but also involves certain risks. These risks include currency exchange rate fluctuations, economic change, instability of emerging countries and political developments. A portfolio of stocks from a single region poses additional risks due to limited diversification.

A concentration of investments in a specific sector, such as the financial sector, may cause the fund to experience increased volatility.

FINANCIAL STATEMENTS
February 29, 2004
                                                            Columbia Europe Fund

                                                 A guide to understanding your fund's financial statements

                                                 -----------------------------------------------------------------------------------
                      Investment Portfolio       The investment portfolio details all of the fund's holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

                                                 -----------------------------------------------------------------------------------
       Statement of Assets and Liabilities       This statement details the fund's assets, liabilities, net assets and share price for each share class. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

                                                 -----------------------------------------------------------------------------------
                   Statement of Operations       This statement details income earned  by the fund and the expenses charged to the fund. The Statement of Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.

                                                 -----------------------------------------------------------------------------------
        Statement of Changes in Net Assets       This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions
                                                 (e.g., subscriptions, redemptions and dividend reinvestments). The Statement of
                                                 Changes in Net Assets also reconciles changes in the number of shares outstanding.

                                                 -----------------------------------------------------------------------------------
                      Financial Highlights       The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses certain key fund ratios (e.g., fund expenses and net investment income as a percentage of average net assets).

                                                 -----------------------------------------------------------------------------------
             Notes to Financial Statements       These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

INVESTMENT PORTFOLIO

February 29, 2004 (unaudited)


                                                            Columbia Europe Fund

COMMON STOCKS - 97.2%
CONSUMER DISCRETIONARY - 14.0%
                                                                                                          Shares      Value ($)
--------------------------------------------------------------------------------------------------------------------------------
                    Auto Components - 0.5%        Continental AG                                              600        24,687
                                                                                            Auto Components Total        24,687

                                                  ------------------------------------------------------------------------------
                        Automobiles - 0.8%        Renault  SA                                                 547        38,330
                                                                                                Automobiles Total        38,330

                                                  ------------------------------------------------------------------------------
      Hotels, Restaurants & Leisure - 3.9%        Accor SA                                                  1,325        58,386
                                                  Compass Group PLC (a)                                     6,630        45,342
                                                  Hyatt Regency Hotels & Tourism SA                         1,980        22,090
                                                  InterContinental Hotels Group PLC                         7,050        68,408
                                                                              Hotels, Restaurants & Leisure Total       194,226

                                                  ------------------------------------------------------------------------------
                              Media - 5.6%        JC Decaux SA (a)                                          2,700        54,316
                                                  Pearson PLC                                               6,460        74,737
                                                  Reuters Group PLC                                         5,451        39,771
                                                  Societe Television Francaise 1                              655        22,642
                                                  United Business Media PLC                                 5,041        52,065
                                                  WPP Group PLC                                             3,322        37,317
                                                                                                      Media Total       280,848

                                                  ------------------------------------------------------------------------------
                   Multiline Retail - 0.5%        Next Group PLC                                              980        25,437
                                                                                           Multiline Retail Total        25,437

                                                  ------------------------------------------------------------------------------
                   Specialty Retail - 1.5%        Burberry Group PLC                                        5,700        37,519
                                                  LVMH Moet Hennessy Louis Vuitton SA                         498        38,221
                                                                                           Specialty Retail Total        75,740

                                                  ------------------------------------------------------------------------------
   Textiles, Apparel & Luxury Goods - 1.2%        Puma AG Rudolf Dassler Sport                                300        61,744
                                                                           Textiles, Apparel & Luxury Goods Total        61,744
                                                                                                                 ---------------
                                                                                     CONSUMER DISCRETIONARY TOTAL       701,012
CONSUMER STAPLES - 7.4%
--------------------------------------------------------------------------------------------------------------------------------
                          Beverages - 2.6%        Diageo PLC                                                3,800        52,826
                                                  Pernod Ricard SA                                            625        77,022
                                                                                                  Beverages Total       129,848

                                                  ------------------------------------------------------------------------------
           Food & Staples Retailing - 1.0%        Casino Guichard-Perrachon SA                                500        49,793
                                                                                   Food & Staples Retailing Total        49,793

                                                  ------------------------------------------------------------------------------
                      Food Products - 1.4%        Nestle SA                                                   260        68,933
                                                                                              Food Products Total        68,933

                                                  ------------------------------------------------------------------------------
                 Household Products - 1.9%        Reckitt Benckiser PLC                                     3,600        94,449
                                                                                         Household Products Total        94,449

                                                  ------------------------------------------------------------------------------
                            Tobacco - 0.5%        Imperial Tobacco Group PLC                                1,195        25,844
                                                                                                    Tobacco Total        25,844
                                                                                                                 ---------------
                                                                                           CONSUMER STAPLES TOTAL       368,867


See notes to investment portfolio.

7

February 29, 2004 (unaudited)


Columbia Europe Fund
COMMON STOCKS - (CONTINUED)
ENERGY - 6.7%

                                                                                                          Shares      Value ($)
--------------------------------------------------------------------------------------------------------------------------------
                          Oil & Gas - 6.7%        BP PLC                                                   20,300       163,925
                                                  Eni S.p.A.                                                5,100       100,369
                                                  Total SA                                                    400        73,379
                                                                                                  Oil & Gas Total       337,673
                                                                                                                 ---------------
                                                                                                     ENERGY TOTAL       337,673
FINANCIALS - 23.8%
--------------------------------------------------------------------------------------------------------------------------------
                  Commercial Banks - 18.2%        Alpha Bank                                                1,180        35,843
                                                  Anglo Irish Bank Corp., PLC                               5,100        86,876
                                                  Banca Intesa S.p.A.                                       8,279        30,892
                                                  Barclays PLC                                              7,583        68,450
                                                  Banco Popular Espanol SA                                    385        23,470
                                                  Banco Santander Central Hispano SA                        8,500        98,863
                                                  Banco Popolara di Verona e Novara Scrl                    3,296        57,174
                                                  Credit Agricole SA                                        2,409        62,231
                                                  Credit Suisse Group (a)                                   2,609        95,395
                                                  Erste Bank Der Oesterreichischen Sparkassen AG              700        98,189
                                                  Hansabank Ltd.                                              758        22,372
                                                  Royal Bank of Scotland Group PLC                          3,711       117,997
                                                  Societe Generale                                            572        51,003
                                                  Standard Chartered PLC                                    3,723        64,469
                                                                                           Commercial Banks Total       913,224

                                                  ------------------------------------------------------------------------------
     Diversified Financial Services - 1.7%        ING Groep N.V.                                            3,438        84,436
                                                                             Diversified Financial Services Total        84,436

                                                  ------------------------------------------------------------------------------
                          Insurance - 3.9%        Allianz AG, Registered Shares                               931       116,486
                                                  Irish Life & Permanent PLC                                4,900        80,106
                                                                                                  Insurance Total       196,592
                                                                                                                 ---------------
                                                                                                 FINANCIALS TOTAL     1,194,252
HEALTH CARE - 9.2%
--------------------------------------------------------------------------------------------------------------------------------
   Health Care Equipment & Supplies - 4.7%        Nobel Biocare Holding AG                                    578        73,648
                                                  Plonak Holding AG                                         3,160        84,530
                                                  Smith & Nephew PLC                                        5,600        53,633
                                                  SSL International PLC                                     3,700        21,748
                                                                           Health Care Equipment & Supplies Total       233,559

                                                  ------------------------------------------------------------------------------
                    Pharmaceuticals - 4.5%        GlaxoSmithKline PLC, ADR                                  1,775        75,650
                                                  Novartis AG, Registered Shares                            1,576        69,785
                                                  Stada Arzneimittel AG                                       500        29,127
                                                  Teva Pharmaceutical Industries Ltd., ADR                    800        52,000
                                                                                            Pharmaceuticals Total       226,562
                                                                                                                 ---------------
                                                                                                HEALTH CARE TOTAL       460,121
INDUSTRIALS - 12.8%
--------------------------------------------------------------------------------------------------------------------------------
                  Building Products - 1.2%        Wienerberger AG                                           1,959        62,096
                                                                                          Building Products Total        62,096

                                                  ------------------------------------------------------------------------------
     Commercial Services & Supplies - 2.9%        Capita Group PLC                                         14,415        73,567
                                                  Randstad Holding N.V.                                     2,400        70,474
                                                                             Commercial Services & Supplies Total       144,041
                                                                                                                 --------------


See notes to investment portfolio.

8

February 29, 2004 (unaudited)


                                                                                               Columbia Europe Fund
COMMON STOCKS - (CONTINUED)
INDUSTRIALS - (CONTINUED)
                                                                                                          Shares      Value ($)
--------------------------------------------------------------------------------------------------------------------------------
              Electrical Equipment - 4.4.%        Koninklijke (Royal) Philips Electronics N.V.              3,100        94,588
                                                  Siemens AG                                                1,600       123,897
                                                                                       Electrical Equipment Total       218,485

                                                  ------------------------------------------------------------------------------
           Industrial Conglomerates - 1.4%        Smith Group PLC                                           3,000        37,283
                                                  YUKOS, ADR                                                  600        30,420
                                                                                   Industrial Conglomerates Total        67,703

                                                  ------------------------------------------------------------------------------
                          Machinery - 2.4%        Atlas Copco AB, Class B                                   1,500        49,237
                                                  Linde AG                                                    600        31,665
                                                  Singulus Technologies AG (a)                              1,800        40,097
                                                                                                  Machinery Total       120,999

                                                  ------------------------------------------------------------------------------
      Transportation Infrastructure - 0.5%        BAA PLC                                                   2,659        26,049
                                                                              Transportation Infrastructure Total        26,049
                                                                                                                 ---------------
                                                                                                INDUSTRIALS TOTAL       639,373
INFORMATION TECHNOLOGY - 7.7%
--------------------------------------------------------------------------------------------------------------------------------
           Communications Equipment - 1.8%        Telefonaktiebolaget LM Ericsson, Class B (a)             30,200        88,524
                                                                                   Communications Equipment Total        88,524

                                                  ------------------------------------------------------------------------------
 Electronic Equipment & Instruments - 0.4%        Epcos AG                                                    920        22,032
                                                                         Electronic Equipment & Instruments Total        22,032

                                                  ------------------------------------------------------------------------------
       Internet Software & Services - 0.5%        T-Online International AG (a)                             1,875        25,669
                                                                               Internet Software & Services Total        25,669

                                                  ------------------------------------------------------------------------------
                        IT Services - 1.3%        Indra Sistemas SA                                         4,620        63,363
                                                                                                IT Services Total        63,363

                                                  ------------------------------------------------------------------------------
                   Semiconductors &
            Semiconductor Equipment - 2.7%        ARM Holdings PLC                                         18,870        42,606
                                                  ASML Holding N.V. (a)                                     2,506        46,441
                                                  STMicroelectronics N.V.                                   1,864        48,501
                                                                   Semiconductors & Semiconductor Equipment Total       137,548

                                                  ------------------------------------------------------------------------------
                           Software - 1.0%        Dassault Systemes SA                                      1,099        48,140
                                                                                                   Software Total        48,140
                                                                                                                 ---------------
                                                                                     INFORMATION TECHNOLOGY TOTAL       385,276
MATERIALS - 3.7%
--------------------------------------------------------------------------------------------------------------------------------
                          Chemicals - 1.4%        BASF AG                                                     700        37,389
                                                  MG Technologies AG                                        1,600        24,300
                                                  Syngenta AG (a)                                             100         6,968
                                                                                                  Chemicals Total        68,657

                                                  ------------------------------------------------------------------------------
                    Metals & Mining - 0.5%        BHP Billiton PLC                                          2,824        26,032
                                                                                             Metal & Mining Total        26,032

                                                  ------------------------------------------------------------------------------
            Paper & Forest Products - 1.8%        Stora Enso Oyj, Class R                                   4,600        61,367
                                                  UPM-Kymmene Oyj                                           1,600        31,648
                                                                                    Paper & Forest Products Total        93,015
                                                                                                                 ---------------
                                                                                                  MATERIALS TOTAL       187,704

See notes to investment portfolio.

9

February 29, 2004 (unaudited)


                                                            Columbia Europe Fund

COMMON STOCKS - (CONTINUED)
TELECOMMUNICATION SERVICES - 9.1%
                                                                                                          Shares      Value ($)
--------------------------------------------------------------------------------------------------------------------------------
Diversified Telecommunication Services -5.5%      France Telecom SA (a)                                     1,560        43,161
                                                  Portugal Telecom, SGPS, SA, Registered Shares             5,739        65,031
                                                  Telecom Italia S.p.A.                                    16,143        50,968
                                                  Telefonica  SA                                            7,189       117,258
                                                                     Diversified Telecommunication Services Total       276,418

                                                  ------------------------------------------------------------------------------
Wireless Telecommunication Services - 3.6%        Telefonica Moviles SA  (a)                                2,189        25,132
                                                  Vodafone Group PLC                                       60,779       152,258
                                                                        Wireless Telecommunication Services Total       177,390
                                                                                                                 ---------------
                                                                                 TELECOMMUNICATION SERVICES TOTAL       453,808
UTILITIES - 2.8%
--------------------------------------------------------------------------------------------------------------------------------
                 Electric Utilities - 1.4%        E ON AG                                                     500        33,944
                                                  Public Power Corp.                                        1,440        38,708
                                                                                         Electric Utilities Total        72,652

                                                  ------------------------------------------------------------------------------
                      Gas Utilities - 1.4%        National Grid Transco PLC                                 8,700        69,969
                                                                                              Gas Utilities Total        69,969
                                                                                                  UTILITIES TOTAL       142,621
                                                                                                                 ---------------
                                                  TOTAL COMMON STOCKS (COST OF $3,808,486)                            4,870,707

PREFERRED STOCK - 0.6%
CONSUMER DISCRETIONARY - 0.6%
--------------------------------------------------------------------------------------------------------------------------------
                              Media - 0.6%        ProSiebenSat.1 Media AG
                                                  (Cost of $19,852)                                         1,400        29,701
                                                                                                                 ---------------
                                                                                                      Media Total        29,701

Short-Term Obligation - 2.3%                                                                              Par ($)
--------------------------------------------------------------------------------------------------------------------------------
                                                  Repurchase agreement with State Street
                                                  Bank & Trust Co., dated 02/27/04, due 03/01/04
                                                  at 0.930%, collateralized by a U.S. Treasury
                                                  Bond maturing 07/31/04, market value of
                                                  $120,825 (repurchase proceeds $117,009)
                                                  (cost of $117,000)                                      117,000       117,000

                                                  Total Investments - 100.1%
                                                  (cost of $3,945,338) (b)                                            5,017,408

                                                  Other Assets & Liabilities, Net - (0.1%)                              (6,387)

                                                  Net Assets - 100.0%                                                 5,011,021

NOTES TO INVESTMENT PORTFOLIO:

(a) Non-income producing.

(b) Cost for both financial statement and federal income tax purposes is the same.


See notes to financial statements.

February 29, 2004 (unaudited)


                                                            Columbia Europe Fund

             ACRONYM              NAME
-----------------------------------------------------
               ADR     American Depositary Receipt

 SUMMARY OF SECURITIES                        % OF TOTAL
 BY COUNTRY (UNAUDITED)           VALUE ($)   INVESTMENTS
 --------------------             ---------   -----------
 United Kingdom                 $1,471,700         29.3%
 France                            616,623         12.3
 Germany                           600,739         12.0
 Switzerland                       399,259          8.0
 Netherlands                       344,441          6.9
 Spain                             328,086          6.5
 Italy                             239,404          4.8
 United States                     192,651          3.8
 Ireland                           166,982          3.3
 Austria                           160,285          3.2
 Sweden                            137,760          2.7
 Greece                             96,641          1.9
 Finland                            93,015          1.9
 Portugal                           65,031          1.3
 Israel                             52,000          1.0
 Russia                             30,419          0.6
 Estonia                            22,372          0.5
                                 ---------        -----
                                $5,017,408        100.0%
                                 =========        =====

 Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.


See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
February 29, 2004 (unaudited)


                                                            Columbia Europe Fund

                                                                                                                            ($)

--------------------------------------------------------------------------------------------------------------------------------
                                   Assets:        Investments, at cost                                                3,945,338
                                                  Investments, at value                                               5,017,408
                                                  Cash                                                                      804
                                                  Foreign currency (cost of $4,038)                                       4,024
                                                  Receivable for:
                                                    Fund shares sold                                                      2,320
                                                    Interest                                                                  9
                                                    Dividends                                                            16,838
                                                  Expense reimbursement due from Investment Advisor                      11,869
                                                  Deferred Trustees' compensation plan                                    2,168
                                                                                                                 ---------------
                                                                                                     Total Assets     5,055,440

                                                  ------------------------------------------------------------------------------
                              Liabilities:        Payable for:
                                                    Investment advisory fee                                               2,808
                                                    Administration fee                                                      878
                                                    Transfer agent fee                                                    3,438
                                                    Pricing and bookkeeping fees                                            729
                                                    Trustees' fees                                                           17
                                                    Audit fee                                                            18,963
                                                    Custody fee                                                           1,265
                                                    Distribution and service fees                                         1,748
                                                  Deferred Trustees' fees                                                 2,168
                                                  Other liabilities                                                      12,405
                                                                                                                 ---------------
                                                                                                Total Liabilities        44,419

                                                                                                       Net Assets     5,011,021

                                                  ------------------------------------------------------------------------------
                Composition of Net Assets:        Paid-in capital                                                    7,676,209
                                                  Accumulated net investment loss                                      (23,963)
                                                  Accumulated net realized loss                                     (3,715,288)
                                                  Net unrealized appreciation on:
                                                    Investments                                                       1,072,070
                                                    Foreign currency translations                                         1,993
                                                                                                                 ---------------

                                                                                                       Net Assets     5,011,021

                                                  ------------------------------------------------------------------------------
                                  Class A:        Net assets                                                         2,553,739
                                                  Shares outstanding                                                   256,158
                                                  Net asset value per share                                             9.97(a)
                                                  Maximum offering price per share($9.97/0.9425)                       10.58(b)

                                                  ------------------------------------------------------------------------------
                                  Class B:        Net assets                                                         1,753,271
                                                  Shares outstanding                                                    181,803
                                                  Net asset value and offering price per share                          9.64(a)

                                                  ------------------------------------------------------------------------------
                                  Class C:        Net assets                                                           187,634
                                                  Shares outstanding                                                    19,632
                                                  Net asset value and offering price per share                         9.56(a)

                                                  ------------------------------------------------------------------------------
                                  Class Z:        Net assets                                                           516,377
                                                  Shares outstanding                                                    50,712
                                                  Net asset value, offering and redemption price per share             10.18(c)

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.
(c) Redemption price per share is equal to net asset value less any applicable redemption fee.

See notes to financial statements.

STATEMENT OF OPERATIONS
For the Six Months Ended February 29, 2004 (unaudited)


                                                            Columbia Europe Fund

                                                                                                                            ($)

--------------------------------------------------------------------------------------------------------------------------------
                        Investment Income:        Dividends                                                              26,465
                                                  Interest                                                                  281
                                                                                                                       --------
                                                    Total Investment Income (net of foreign taxes
                                                      withheld of $3,656)                                                26,746

                                                  ------------------------------------------------------------------------------
                                 Expenses:        Investment advisory fee                                                14,907
                                                  Administration fee                                                      4,570
                                                  Distribution fee:
                                                    Class A                                                               1,146
                                                    Class B                                                               5,641
                                                    Class C                                                                 703
                                                  Service fee:
                                                    Class A                                                               2,858
                                                    Class B                                                               1,880
                                                    Class C                                                                 233
                                                  Transfer agent fee                                                      7,763
                                                  Pricing and bookkeeping fees                                            6,524
                                                  Trustees' fee                                                           3,357
                                                  Custody fee                                                            12,214
                                                  Audit fee                                                              15,389
                                                  Registration fee                                                       24,185
                                                  Other expenses                                                         11,654
                                                                                                                      ----------
                                                    Total Expenses                                                      113,024
                                                  Fees and expenses waived or reimbursed by Investment Advisor         (69,258)
                                                  Fees waived by Distributor - Class A                                  (1,146)
                                                  Custody earnings credit                                                 (114)
                                                                                                                      ----------
                                                   Net Expenses                                                          42,506
                                                                                                                      ----------
                                                  Net Investment Loss                                                  (15,760)

                                                  ------------------------------------------------------------------------------
               Net Realized and Unrealized        Net realized gain (loss) on:
                Gain (Loss) on Investments          Investments                                                         282,220
                     and Foreign Currency:          Foreign currency transactions                                       (8,073)
                                                                                                                      ----------
                                                    Net realized gain                                                   274,147
                                                  Net change in unrealized appreciation/depreciation on:
                                                    Investments                                                         726,330
                                                    Foreign currency translations                                           411
                                                                                                                      ----------
                                                    Net change in unrealized appreciation/depreciation                  726,741
                                                                                                                      ----------
                                                  Net Gain                                                            1,000,888
                                                                                                                      ----------
                                                  Net Increase in Net Assets from Operations                            985,128



See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                            Columbia Europe Fund

                                                                                                       (unaudited)
                                                                                                        Six Months       Year
                                                                                                           Ended         Ended
                                                                                                       February 29,   August 31,
Increase (Decrease) in Net Assets:                                                                       2004 ($)      2003 ($)
--------------------------------------------------------------------------------------------------------------------------------
                               Operations:        Net investment income (loss)                           (15,760)         2,007
                                                  Net realized gain (loss) on investments and foreign
                                                    currency transactions                                 274,147     (196,327)
                                                  Net change in unrealized appreciation/depreciation
                                                    on investments and foreign currency translations      726,741       413,839
                                                                                                       -------------------------
                                                      Net Increase from Operations                        985,128       219,519
                                                  ------------------------------------------------------------------------------
                       Share Transactions:        Class A:
                                                    Subscriptions                                          78,590     6,630,977
                                                    Redemptions                                          (61,693)   (9,468,293)
                                                    Redemption fees                                           515            --
                                                                                                       -------------------------
                                                      Net Increase (Decrease)                              17,412   (2,837,316)
                                                  Class B:
                                                    Subscriptions                                         444,340     1,231,412
                                                    Redemptions                                         (274,929)   (1,451,614)
                                                    Redemption fees                                           344            --
                                                                                                       -------------------------
                                                      Net Increase (Decrease)                             169,755     (220,202)
                                                  Class C:
                                                    Subscriptions                                         469,180     8,762,220
                                                    Redemptions                                         (586,769)   (8,766,448)
                                                    Redemption fees                                            39            --
                                                                                                       -------------------------
                                                      Net Decrease                                      (117,550)       (4,228)
                                                  Class Z:
                                                    Subscriptions                                         428,945     7,001,434
                                                    Redemptions                                          (63,453)   (6,946,104)
                                                    Redemption fees                                           103            --
                                                                                                       -------------------------
                                                      Net Increase                                        365,595        55,330

                                                   Net Increase (Decrease) from Share Transactions        435,212   (3,006,416)

                                                      Total Increase (Decrease) in Net Assets           1,420,340   (2,786,897)

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                            Columbia Europe Fund

                                                                                                       (unaudited)
                                                                                                        Six Months       Year
                                                                                                           Ended         Ended
                                                                                                       February 29,   August 31,
                                                                                                         2004 ($)      2003 ($)
---------------------------------------------------------------------------------------------------------------------------------
                               Net Assets:        Beginning of period                                   3,590,681     6,377,578
                                                  End of period (including accumulated net investment
                                                  loss of $(23,963) and $(8,203), respectively)         5,011,021     3,590,681

                                                  ------------------------------------------------------------------------------
                        Changes in Shares:        Class A:
                                                    Subscriptions                                           8,464       963,349
                                                    Redemptions                                           (6,784)   (1,353,961)
                                                                                                       -------------------------
                                                      Net Increase (Decrease)                               1,680     (390,612)
                                                  Class B:
                                                    Subscriptions                                          51,418       182,247
                                                    Redemptions                                          (32,180)     (211,698)
                                                                                                       -------------------------
                                                      Net Increase (Decrease)                              19,238      (29,451)
                                                  Class C:
                                                    Subscriptions                                          56,844     1,299,443
                                                    Redemptions                                          (71,459)   (1,291,182)
                                                                                                       -------------------------
                                                      Net Increase (Decrease)                            (14,615)         8,261
                                                  Class Z:
                                                    Subscriptions                                          44,780     1,021,706
                                                    Redemptions                                           (6,505)   (1,010,307)
                                                                                                       -------------------------
                                                      Net Increase                                         38,275        11,399



See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
February 29, 2004 (unaudited)


                                                            Columbia Europe Fund

NOTE 1. ORGANIZATION

Columbia Europe Fund (the "Fund"), a series of Columbia Funds Trust VII (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

INVESTMENT GOAL

The Fund seeks long-term growth by investing primarily in equity securities of European issuers.

FUND SHARES

The Fund may issue an unlimited number of shares and offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

Effective October 13, 2003, the Fund changed its name from Liberty Newport Europe Fund to Columbia Europe Fund. Also on that date, the Trust changed its name from Liberty Funds Trust VII to Columbia Funds Trust VII.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the closing price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 2:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not readily available, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available are valued at fair value under procedures approved by the Board of Trustees.

February 29, 2004 (unaudited)


                                                            Columbia Europe Fund

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS

The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings.

FOREIGN CURRENCY TRANSACTIONS

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

FEDERAL INCOME TAX STATUS

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually.

NOTE 3. FEDERAL TAX INFORMATION

As of August 31, 2003, the components of distributable earnings on a tax basis were as follows:

                          Unrealized
                         Appreciation*
                         =============
                           $346,616

* The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

Unrealized appreciation and depreciation at February 29, 2004, based on cost of investments for federal income tax purposes and excluding any unrealized appreciation and depreciation from changes in the value of assets and liabilities resulting from changes in exchange rates, was:

    Unrealized appreciation                     $1,111,486
    Unrealized depreciation                       (39,416)
==========================================================
    Net unrealized appreciation                 $1,072,070

February 29, 2004 (unaudited)


                                                            Columbia Europe Fund

The following capital loss carryforwards, determined as of August 31, 2003, are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

               Year of                Capital Loss
             Expiration               Carryforward
==================================================
                2009                    $  82,647
                2010                    2,239,196
                2011                    1,487,332
                                       $3,809,175

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As determined on August 31, 2003, post-October currency losses of $6,150 and capital losses of $179,554 attributed to security transactions were deferred to September 1, 2003.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

INVESTMENT ADVISORY FEE

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Fund. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston was acquired by Bank of America Corporation ("BOA"), see Note 9. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

      Average Daily Net Assets          Fee Rate
=================================================
            First $1 billion              0.70%
            Next $500 million             0.65%
            Over $1.5 billion             0.60%


Prior to November 1, 2003, Columbia was entitled to receive a monthly investment advisory fee at the annual rate of 0.70% of the Fund's average daily net assets.

For the six months ended February 29, 2004, the Fund's annualized effective investment advisory fee rate was 0.70%.

ADMINISTRATION FEES

Columbia provides accounting and other services to the Fund for a monthly administration fee at the annual rate of 0.20% of the Fund's average daily net assets.

Prior to November 1, 2003, Columbia was entitled to receive a monthly administration fee at the annual rate of 0.25% of the Fund's average daily net assets.

For the six months ended February 29, 2004, the Fund's annualized effective administration fee rate was 0.21%.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services. For the six months ended February 29, 2004, the Fund's annualized effective pricing and bookkeeping fee rate was 0.305%.

TRANSFER AGENT FEES

Columbia Funds Services, Inc. (the "Transfer Agent"), formerly Liberty Funds Services, Inc., an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $28.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to November 1, 2003, the Transfer Agent was entitled to receive a monthly transfer agent fee, in addition to reimbursement for certain out-of-pocket expenses, at the annual rate of 0.06% of the Fund's average daily net assets plus flat-rate charges based on the number of shareholder accounts and transactions. For the six months ended February 29, 2004, the Fund's annualized effective transfer agent fee rate, exclusive of out-of-pocket fees, was 0.30%.

February 29, 2004 (unaudited)


                                                            Columbia Europe Fund

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Columbia Funds Distributor, Inc. (the "Distributor"), an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund. Prior to October 13, 2003, Columbia Funds Distributor, Inc. was known as Liberty Funds Distributor, Inc. For the six months ended February 29, 2004, the Distributor has retained net underwriting discounts of $256 on sales of the Fund's Class A shares and received CDSC fees of $1,292 and $8 on Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") which requires the payment of a monthly service fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plan also requires the payment of a monthly distribution fee to the Distributor at the annual rates of 0.10%, 0.75% and 0.75% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. The Distributor has voluntarily agreed to waive the Class A share distribution fee in its entirety.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS AND FEE REIMBURSEMENTS

Columbia has voluntarily agreed to waive certain fees to the extent that total expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.45% annually of the Fund's average daily net assets. This arrangement may be revised or discontinued by Columbia at any time. Prior to November 1, 2003, Columbia waived certain fees to the extent that total expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceeded 1.50% annually of the Fund's average daily net assets.

CUSTODY CREDITS

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 5. PORTFOLIO INFORMATION

For the six months ended February 29, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $2,053,589 and $1,611,408, respectively.

NOTE 6. REDEMPTION FEES

Effective February 10, 2003, the Fund began imposing a 2.00% redemption fee to shareholders of Class Z shares who redeem shares held for 60 days or less. Redemption fees, which are retained by the Fund, are accounted for as an addition to paid in capital and are allocated to each class proportionately for purposes of determining the net asset value of each class. Prior to October 9, 2003, redemption fees were recorded as a component of paid-in capital on Class Z shares. For the six months ended February 29, 2004, the redemption fees for the Class Z shares of the Fund amounted to $1,001.

NOTE 7. LINE OF CREDIT

The Fund and other affiliated funds participate in a $350,000,000 credit facility, which is used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to the Fund based on its borrowings. In addition, the Fund has agreed to pay commitment fees on its pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. For the six months ended February 29, 2004, the Fund did not borrow under these arrangements.

NOTE 8. DISCLOSURE OF SIGNIFICANT RISKS
AND CONTINGENCIES

FOREIGN SECURITIES

There are certain additional risks involved when investing in foreign securities that are not inherent with

February 29, 2004 (unaudited)

                                                            Columbia Europe Fund

investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

GEOGRAPHIC CONCENTRATION

Because the Fund's investments are concentrated in securities of European issuers, events within the region will have a greater effect on the Fund than if the Fund were more geographically diversified. In addition, events in any one country within the region may impact the other countries or the region as a whole. Markets in the region can experience significant volatility due to social, regulatory and political uncertainties.

INDUSTRY FOCUS

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

LEGAL PROCEEDINGS

Columbia, the Distributor, and certain of their affiliates (collectively, "The Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds. The Columbia Group has not uncovered any instances where Columbia or the Distributor were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and the Distributor, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and the Distributor alleging that Columbia and the Distributor had violated certain New York anti-fraud statutes. If either Columbia or the Distributor is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment adviser or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia, the Distributor or any company that is an affiliated person of Columbia and the Distributor from serving as an investment adviser or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia and the Distributor that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment adviser and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia and the Distributor entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and the Distributor agreed, inter alia, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and the Distributor to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and the Distributor's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group has agreed to reduce mutual fund fees by $80 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

NOTE 9. SUBSEQUENT EVENT

On April 1, 2004, FleetBoston, including the Fund's investment advisor and distributor, was acquired by BOA. The merger did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

FINANCIAL HIGHLIGHTS

                                                            Columbia Europe Fund

Selected data for a share outstanding throughout each period is as follows:

                                                               (unaudited)
                                                                Six Months                                               Period
                                                                   Ended                                                  Ended
                                                                February 29,          Year Ended August 31,              August 31
Class A Shares                                                      2004         2003          2002          2001         2000 (a)
==================================================================================================================================--
NET ASSET VALUE, BEGINNING OF PERIOD                              $ 7.84        $ 7.42        $ 9.41       $ 12.26      $ 10.33
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (b)                                   (0.02)         0.02          0.02         (0.01)       (0.03)
Net realized and unrealized gain (loss)
on investments and foreign currency                                 2.15          0.40         (2.01)        (2.84)        1.96
                                                             ------------  ------------  ------------  ------------ ------------
Total from Investment Operations                                    2.13          0.42         (1.99)        (2.85)        1.93
------------------------------------------------------------------------------------------------------------------------------------
REDEMPTION FEES:
Redemption fees added to paid-in-capital                              --(b)(c)      --            --            --           --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $ 9.97        $ 7.84        $ 7.42        $ 9.41      $ 12.26
Total return (d)(e)                                                27.17%(f)      5.66%       (21.15)%      (23.25)%      18.68%(f)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)                                                        1.71%(h)      1.75%         1.75%         1.75%        1.75%(h)
Net investment income (loss) (g)                                  (0.48)%(h)      0.28%         0.18%       (0.14)%      (0.25)%(h)
Waiver/reimbursement                                                3.34%(h)      3.64%         1.93%         1.25%        1.45%(h)
Portfolio turnover rate                                               39%(f)        74%           71%           67%          24%(f)
Net assets, end of period (000's)                               $  2,554      $  1,995      $  4,788      $  5,823     $  9,874
------------------------------------------------------------------------------------------------------------------------------------



(a) The Fund commenced investment operations on November 1, 1999. The activity shown is from the effective date of registration (November 8, 1999) with the Securities and Exchange Commission.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Rounds to less than  $0.01 per  share.

(d) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(e) Had the Investment Advisor and/or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Annualized.

                                                            Columbia Europe Fund

Selected data for a share outstanding throughout each period is as follows:

                                                               (unaudited)
                                                                Six Months                                               Period
                                                                   Ended                                                  Ended
                                                                February 29,          Year Ended August 31,              August 31
Class B Shares                                                      2004         2003          2002          2001         2000 (a)
==================================================================================================================================--
NET ASSET VALUE, BEGINNING OF PERIOD                              $ 7.61        $ 7.26        $ 9.27       $ 12.17      $ 10.33
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                            (0.05)        (0.02)        (0.05)        (0.09)       (0.10)
Net realized and unrealized gain (loss)
on investments and foreign currency                                 2.08          0.37         (1.96)        (2.81)        1.94
                                                             ------------  ------------  ------------  ------------ ------------
Total from Investment Operations                                    2.03          0.35         (2.01)        (2.90)        1.84
------------------------------------------------------------------------------------------------------------------------------------
REDEMPTION FEES:
Redemption fees added to paid-in-capital                             --(b)(c)       --            --            --           --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $ 9.64        $ 7.61        $ 7.26        $ 9.27      $ 12.17
Total return (d)(e)                                                26.68%(f)      4.82%       (21.68)%      (23.83)%      17.81%(f)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)                                                        2.46%(h)      2.50%         2.50%         2.50%        2.50%(h)
Net investment loss (g)                                           (1.20)%(h)    (0.27)%       (0.57)%       (0.89)%      (1.00)%(h)
Waiver/reimbursement                                                3.24%(h)      3.95%         1.83%         1.15%        1.45%(h)
Portfolio turnover rate                                               39%(f)        74%           71%           67%          24%(f)
Net assets, end of period (000's)                               $  1,753      $  1,238      $  1,394      $  2,062     $  2,989
------------------------------------------------------------------------------------------------------------------------------------


(a) The Fund commenced investment operations on November 1, 1999. The activity shown is from the effective date of registration (November 8, 1999) with the Securities and Exchange Commission.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Rounds to less than $0.01 per share.

(d) Total return at net asset value assuming no contingent deferred sales charge.

(e) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Annualized.

                                                            Columbia Europe Fund

Selected data for a share outstanding throughout each period is as follows:


                                                               (unaudited)
                                                                Six Months                                               Period
                                                                   Ended                                                  Ended
                                                                February 29,          Year Ended August 31,              August 31
Class C Shares                                                      2004         2003          2002          2001         2000 (a)
==================================================================================================================================--
NET ASSET VALUE, BEGINNING OF PERIOD                              $ 7.55        $ 7.26        $ 9.28       $ 12.19      $ 10.33
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                            (0.05)        (0.04)        (0.05)        (0.09)       (0.10)
Net realized and unrealized gain (loss)
on investments and foreign currency                                 2.06          0.33         (1.97)        (2.82)        1.96
                                                             ------------  ------------  ------------  ------------ ------------
Total from Investment Operations                                    2.01          0.29         (2.02)        (2.91)        1.86
------------------------------------------------------------------------------------------------------------------------------------
REDEMPTION FEES:
Redemption fees added to paid-in-capital                              --(b)(c)      --            --            --          --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $ 9.56        $ 7.55        $ 7.26        $ 9.28      $ 12.19
Total return (d)(e)                                                26.62%(f)      3.99%       (21.77)%      (23.87)%      18.01%(f)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)                                                        2.46%(h)      2.50%         2.50%         2.50%        2.50%(h)
Net investment loss (g)                                           (1.26)%(h)    (0.65)%       (0.57)%       (0.89)%      (1.00)%(h)
Waiver/reimbursement                                                3.24%(h)      3.51%         1.83%         1.15%        1.45%(h)
Portfolio turnover rate                                               39%(f)        74%           71%           67%          24%(f)
Net assets, end of period (000's)                                 $  188        $  259        $  189        $  308       $  488
------------------------------------------------------------------------------------------------------------------------------------




(a) The Fund commenced investment operations on November 1, 1999. The activity shown is from the effective date of registration (November 8, 1999) with the Securities and Exchange Commission.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Rounds to less than $0.01 per share.

(d) Total return at net asset value assuming no contingent deferred sales charge.

(e) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Annualized.

                                                            Columbia Europe Fund

Selected data for a share outstanding throughout each period is as follows:


                                                               (unaudited)
                                                                Six Months                                               Period
                                                                   Ended                                                  Ended
                                                                February 29,          Year Ended August 31,              August 31
Class Z Shares                                                      2004         2003          2002          2001         2000 (a)
==================================================================================================================================--
NET ASSET VALUE, BEGINNING OF PERIOD                              $ 8.00        $ 7.39        $ 9.09       $ 11.83      $ 10.33
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (b)                                      --(c)      (0.02)         0.04          0.01           --(c)
Net realized and unrealized gain (loss)
on investments and foreign currency                                 2.18          0.63         (1.74)        (2.75)        1.50
                                                             ------------  ------------  ------------  ------------ ------------
Total from Investment Operations                                    2.18          0.61         (1.70)        (2.74)        1.50
------------------------------------------------------------------------------------------------------------------------------------
REDEMPTION FEES:
Redemption fees added to paid-in-capital                              --(b)(c)      --            --            --           --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $ 10.18        $ 8.00        $ 7.39        $ 9.09      $ 11.83
Total return (d)(e)                                                27.25%(f)      8.25%(g)   (18.70)%      (23.16)%       14.52%(f)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Expenses (h)                                                        1.46%(i)      1.50%         1.50%         1.50%        1.50%(i)
Net investment income (loss) (h)                                  (0.03)%(i)    (0.26)%         0.43%         0.11%         --(i)(j)
Waiver/reimbursement                                                3.24%(i)      3.54%         1.83%         1.15%        1.45%(i)
Portfolio turnover rate                                               39%(f)        74%           71%           67%          24%(f)
Net assets, end of period (000's)                                 $  516        $   99        $    8        $   26       $   35
------------------------------------------------------------------------------------------------------------------------------------


(a) The Fund commenced investment operations on November 1, 1999. The activity shown is from the effective date of registration (November 8, 1999) with the Securities and Exchange Commission.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Rounds to less than $0.01 per share.

(d) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return at net asset value assuming all distributions reinvested.

(f) Not annualized.

(g) For the year ended August 31, 2003, the total return for the Class Z shares was impacted due to the accounting policy for redemption fees described in
    Note 6.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i) Annualized.

(j) Rounds to less than 0.01%.

IMPORTANT INFORMATION ABOUT THIS REPORT

                                                            Columbia Europe Fund

TRANSFER AGENT
Columbia Funds Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800.345.6611

DISTRIBUTOR
Columbia Funds Distributor, Inc.
One Financial Center
Boston MA 02111

INVESTMENT ADVISOR
Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02111



The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Europe Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to its portfolio securities is available (i) without charge, upon request, by calling 800-345-6611 and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

[ART]:
eDelivery

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

Columbia Europe Fund  SEMIANNUAL REPORT, FEBRUARY 29, 2004

                                                     PRSRT STD
                                                   U.S. POSTAGE
                                                       PAID
                                                   HOLLISTON, MA
                                                   PERMIT NO. 20

[LOGO]:
COLUMBIA FUNDS

A MEMBER OF COLUMBIA MANAGEMENT GROUP

[C] 2004 COLUMBIA FUNDS DISTRIBUTOR, INC.
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
800.345.6611

                                               738-03/322R-0204 (04/04) 04/0801

[GRAPHIC]

COLUMBIA NEWPORT TIGER FUND
SEMIANNUAL REPORT
FEBRUARY 29, 2004


[COLUMBIAFUNDS(R) LOGO]

A MEMBER OF COLUMBIA MANAGEMENT GROUP

TABLE OF CONTENTS

FUND PROFILE                                  1

PERFORMANCE INFORMATION                       2

ECONOMIC UPDATE                               3

PORTFOLIO MANAGER'S REPORT                    4

FINANCIAL STATEMENTS                          6

   INVESTMENT PORTFOLIO                       7

   STATEMENT OF ASSETS AND LIABILITIES       11

   STATEMENT OF OPERATIONS                   13

   STATEMENT OF CHANGES IN NET ASSETS        14

   NOTES TO FINANCIAL STATEMENTS             16

   FINANCIAL HIGHLIGHTS                      22

IMPORTANT INFORMATION
ABOUT THIS REPORT                            27

COLUMBIA FUNDS                               28

Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

NOT FDIC       MAY LOSE VALUE
INSURED       NO BANK GUARANTEE

TO OUR FELLOW SHAREHOLDERS

                                                     COLUMBIA NEWPORT TIGER FUND

DEAR SHAREHOLDER:

We are pleased to let you know that FleetBoston Financial Corporation and Bank of America Corporation have merged, effective April 1, 2004. As as a result of the merger, Columbia Management Group became part of the Bank of America family of companies. Looking ahead, we believe this merger will be a real benefit to our shareholders. Preserving and leveraging our strengths, the combined organization will deliver additional research, management, and product capabilities to you.

There are no immediate changes planned for fund names, product lines, or customer service contacts. As always, we will provide you with updates at www.columbiafunds.com or through other communications, such as newsletters and shareholder reports.

As you might know, on March 15, 2004, FleetBoston Financial announced an agreement in principle with the staff of the Securities and Exchange Commission ("SEC") and the New York Attorney General to settle charges involving market timing in Columbia Management mutual funds. (Bank of America came to a similar settlement in principle at the same time.) The agreement will require the final approval of the SEC. This action reflects our full cooperation with the investigation and our strong wish to put this regrettable situation behind us. Columbia Management has taken and will continue to take steps to strengthen policies, procedures and oversight to curb frequent trading of Columbia fund shares.

We also want you to know that your fund's Board of Trustees has been energetic over the past year in strengthening its capacity to oversee the Columbia funds. Recently, the Board of Trustees:

   - ELECTED AN INDEPENDENT TRUSTEE TO CHAIR THE TWELVE-PERSON BOARD. IN ADDITION, EACH COMMITTEE OF THE BOARD IS COMPRISED OF TRUSTEES WHO ARE COMPLETELY INDEPENDENT OF THE ADVISOR AND ITS AFFILIATES.

   - APPOINTED A CHIEF COMPLIANCE OFFICER OF THE COLUMBIA FUNDS, WHO REPORTS DIRECTLY TO EACH FUND'S AUDIT COMMITTEE. TRUSTEES WERE ALSO ASSIGNED TO FOUR SEPARATE INVESTMENT OVERSIGHT COMMITTEES, EACH BETTER ABLE TO MONITOR PERFORMANCE OF INDIVIDUAL FUNDS.

   - VOTED TO DOUBLE THE REQUIRED INVESTMENT BY EACH TRUSTEE IN THE COLUMBIA FUNDS -- TO FURTHER ALIGN THE INTERESTS OF THE TRUSTEES WITH THOSE OF OUR FUND SHAREHOLDERS. AT THE SAME TIME, NEW POLICIES WERE INSTITUTED REQUIRING ALL INVESTMENT PERSONNEL AND TRUSTEES TO HOLD THEIR COLUMBIA FUND SHARES FOR A MINIMUM OF ONE YEAR (UNLESS EXTRAORDINARY CIRCUMSTANCES WARRANT AN EXCEPTION TO BE GRANTED BY A BOARD DESIGNATED COMMITTEE).

Both your fund's trustees and Columbia Management are committed to serving the interests of our shareholders, and we will continue to work hard to help you achieve your financial goals.

In the pages that follow, you'll find valuable information about the economic environment and the performance of your Columbia fund. The "Economic Update" provides an overview of the investing environment during the past six months. In the "Portfolio Managers' Report," your fund's management team discusses investment performance and the impact of decisions made during the period. This discussion is followed by financial statements for your fund. We hope that you will take time to read this report and discuss it with your financial advisor if you have any questions.

If you have any questions about your account, please feel free to call Columbia's shareholder services department at 800-345-6611.

As always, thank you for choosing Columbia funds. It is a privilege to play a role in your financial future.

Sincerely,


/s/ Thomas C. Theobald             /s/ J. Kevin Connaughton

Thomas C. Theobald                 J. Kevin Connaughton
Chairman, Board of Trustees        President, Columbia Funds

J. Kevin Connaughton was named president of Columbia Funds on February 27, 2004.

FUND PROFILE

                                                     COLUMBIA NEWPORT TIGER FUND

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed and the composition of its portfolio will change over time.

TOP 5 COUNTRIES AS OF 02/29/04 (%)

Hong Kong                              19.8
Taiwan                                 16.1
South Korea                            15.2
India                                  11.0
Thailand                                9.6

TOP 5 SECTORS AS OF 02/29/04 (%)

Financials                             35.8
Information technology                 24.5
Consumer discretionary                 12.2
Industrials                             8.4
Telecommunication services              6.6

TOP 10 HOLDINGS AS OF 02/29/04 (%)

Samsung Electronics                     8.5
Sun Hung Kai Properties                 5.3
Taiwan Semiconductor Manufacturing      5.0
China Mobile                            4.5
Housing Development Finance             3.5
Hutchison Whampoa                       3.2
Infosys Technologies                    3.0
Kookmin Bank                            3.0
Bangkok Bank                            2.7
Huaneng Power International             2.5

   Country breakdowns are calculated as a percentage of total investments. Sectors and portfolio holdings are calculated as a percentage of net assets.

(C)2004 Morningstar, Inc. All Rights Reserved. The information contained herein:
   (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

   The Morningstar Style Box(TM) reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data are gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. As of 02/29/2004.

[SIDENOTE]

SUMMARY

- FOR THE SIX-MONTH PERIOD THAT ENDED FEBRUARY 29, 2004, THE FUND'S CLASS A SHARES RETURNED 22.18% WITHOUT SALES CHARGE.

- THE FUND'S RETURN WAS LOWER THAN THE RETURN OF ITS BENCHMARK, THE MSCI AC ASIA FREE EX JAPAN INDEX, AND THE AVERAGE RETURN OF ITS PEER GROUP, THE LIPPER PACIFIC EX JAPAN CATEGORY.

- WHILE THE FUND GENERATED A STRONG ABSOLUTE RETURN, IT FELL SHORT OF ITS BENCHMARK BECAUSE WE EMPHASIZED HIGH-QUALITY STOCKS, WHICH DID NOT FARE AS WELL AS MORE SPECULATIVE STOCKS. COUNTRY ALLOCATION, PARTICULARLY OUR UNDERWEIGHT POSITION IN KOREA, ALSO HELD BACK TOTAL RETURN.

[CHART]

                           MSCI AC
                          ASIA FREE
   CLASS A SHARES      EX JAPAN INDEX
       22.18%              25.59%

                                    OBJECTIVE

    Seeks capital appreciation by investing primarily in equity securities of companies located in Tiger countries of Asia

                                TOTAL NET ASSETS
                                 $381.9 million


[CHART]

MORNINGSTAR STYLE BOX

PERFORMANCE INFORMATION

                                                     COLUMBIA NEWPORT TIGER FUND

[CHART]

VALUE OF A $10,000 INVESTMENT 03/01/94 - 02/29/04

                              CLASS A SHARES         CLASS A SHARES        MSCI AC ASIA
                           WITHOUT SALES CHARGE    WITH SALES CHARGE    FREE EX JAPAN INDEX
                                 $  10,000             $   9,425             $  10,000
03/01/1994 - 03/31/1994          $   8,988             $   8,471             $   8,926
04/01/1994 - 04/30/1994          $   9,619             $   9,066             $   9,268
05/01/1994 - 05/31/1994          $  10,072             $   9,493             $   9,616
06/01/1994 - 06/30/1994          $   9,530             $   8,982             $   9,293
07/01/1994 - 07/31/1994          $  10,028             $   9,451             $   9,776
08/01/1994 - 08/31/1994          $  10,614             $  10,004             $  10,556
09/01/1994 - 09/30/1994          $  10,552             $   9,945             $  10,351
10/01/1994 - 10/31/1994          $  10,685             $  10,070             $  10,512
11/01/1994 - 11/30/1994          $   9,832             $   9,267             $   9,584
12/01/1994 - 12/31/1994          $   9,727             $   9,167             $   9,316
01/01/1995 - 01/31/1995          $   8,763             $   8,259             $   8,358
02/01/1995 - 02/28/1995          $   9,582             $   9,031             $   9,056
03/01/1995 - 03/31/1995          $   9,789             $   9,226             $   9,051
04/01/1995 - 04/30/1995          $   9,807             $   9,243             $   8,926
05/01/1995 - 05/31/1995          $  10,960             $  10,330             $   9,930
06/01/1995 - 06/30/1995          $  10,815             $  10,193             $   9,775
07/01/1995 - 07/31/1995          $  11,077             $  10,440             $   9,959
08/01/1995 - 08/31/1995          $  10,707             $  10,091             $   9,500
09/01/1995 - 09/30/1995          $  10,905             $  10,278             $   9,613
10/01/1995 - 10/31/1995          $  10,833             $  10,210             $   9,447
11/01/1995 - 11/30/1995          $  10,860             $  10,236             $   9,233
12/01/1995 - 12/31/1995          $  11,307             $  10,656             $   9,689
01/01/1996 - 01/31/1996          $  12,395             $  11,683             $  10,442
02/01/1996 - 02/29/1996          $  12,395             $  11,683             $  10,556
03/01/1996 - 03/31/1996          $  12,305             $  11,597             $  10,633
04/01/1996 - 04/30/1996          $  12,259             $  11,555             $  11,015
05/01/1996 - 05/31/1996          $  12,196             $  11,494             $  10,892
06/01/1996 - 06/30/1996          $  11,924             $  11,238             $  10,730
07/01/1996 - 07/31/1996          $  11,252             $  10,605             $   9,938
08/01/1996 - 08/31/1996          $  11,661             $  10,990             $  10,238
09/01/1996 - 09/30/1996          $  12,006             $  11,316             $  10,414
10/01/1996 - 10/31/1996          $  11,924             $  11,239             $  10,216
11/01/1996 - 11/30/1996          $  12,550             $  11,829             $  10,698
12/01/1996 - 12/31/1996          $  12,544             $  11,823             $  10,661
01/01/1997 - 01/31/1997          $  12,463             $  11,746             $  10,882
02/01/1997 - 02/28/1997          $  12,444             $  11,728             $  10,974
03/01/1997 - 03/31/1997          $  11,677             $  11,006             $  10,354
04/01/1997 - 04/30/1997          $  11,467             $  10,808             $  10,200
05/01/1997 - 05/31/1997          $  12,489             $  11,771             $  10,661
06/01/1997 - 06/30/1997          $  13,011             $  12,263             $  11,051
07/01/1997 - 07/31/1997          $  13,213             $  12,453             $  11,144
08/01/1997 - 08/31/1997          $  10,952             $  10,322             $   9,168
09/01/1997 - 09/30/1997          $  11,372             $  10,719             $   9,127
10/01/1997 - 10/31/1997          $   8,600             $   8,105             $   7,098
11/01/1997 - 11/30/1997          $   8,371             $   7,890             $   6,611
12/01/1997 - 12/31/1997          $   8,283             $   7,807             $   6,364
01/01/1998 - 01/31/1998          $   6,942             $   6,543             $   5,814
02/01/1998 - 02/28/1998          $   8,421             $   7,937             $   7,046
03/01/1998 - 03/31/1998          $   8,338             $   7,859             $   6,943
04/01/1998 - 04/30/1998          $   7,576             $   7,141             $   6,335
05/01/1998 - 05/31/1998          $   6,428             $   6,059             $   5,368
06/01/1998 - 06/30/1998          $   5,731             $   5,401             $   4,766
07/01/1998 - 07/31/1998          $   5,326             $   5,020             $   4,645
08/01/1998 - 08/31/1998          $   4,489             $   4,231             $   3,976
09/01/1998 - 09/30/1998          $   5,289             $   4,985             $   4,370
10/01/1998 - 10/31/1998          $   6,955             $   6,555             $   5,320
11/01/1998 - 11/30/1998          $   7,286             $   6,867             $   5,750
12/01/1998 - 12/31/1998          $   7,283             $   6,864             $   5,869
01/01/1999 - 01/31/1999          $   6,833             $   6,440             $   5,776
02/01/1999 - 02/28/1999          $   6,805             $   6,414             $   5,663
03/01/1999 - 03/31/1999          $   7,451             $   7,023             $   6,342
04/01/1999 - 04/30/1999          $   9,099             $   8,575             $   7,502
05/01/1999 - 05/31/1999          $   8,555             $   8,063             $   7,340
06/01/1999 - 06/30/1999          $   9,585             $   9,034             $   8,487
07/01/1999 - 07/31/1999          $   9,576             $   9,025             $   8,300
08/01/1999 - 08/31/1999          $   9,632             $   9,078             $   8,505
09/01/1999 - 09/30/1999          $   9,230             $   8,699             $   7,910
10/01/1999 - 10/31/1999          $   9,716             $   9,157             $   8,165
11/01/1999 - 11/30/1999          $  11,055             $  10,419             $   8,941
12/01/1999 - 12/31/1999          $  12,609             $  11,884             $   9,665
01/01/2000 - 01/31/2000          $  11,973             $  11,284             $   9,618
02/01/2000 - 02/29/2000          $  12,375             $  11,663             $   9,417
03/01/2000 - 03/31/2000          $  12,918             $  12,175             $   9,638
04/01/2000 - 04/30/2000          $  11,982             $  11,293             $   8,754
05/01/2000 - 05/31/2000          $  11,167             $  10,525             $   7,993
06/01/2000 - 06/30/2000          $  12,384             $  11,672             $   8,415
07/01/2000 - 07/31/2000          $  12,394             $  11,681             $   8,055
08/01/2000 - 08/31/2000          $  12,394             $  11,681             $   7,995
09/01/2000 - 09/30/2000          $  11,495             $  10,834             $   7,079
10/01/2000 - 10/31/2000          $  10,924             $  10,296             $   6,522
11/01/2000 - 11/30/2000          $  10,363             $   9,767             $   6,269
12/01/2000 - 12/31/2000          $  10,615             $  10,005             $   6,259
01/01/2001 - 01/31/2001          $  11,373             $  10,719             $   7,065
02/01/2001 - 02/28/2001          $  10,699             $  10,084             $   6,732
03/01/2001 - 03/31/2001          $   9,379             $   8,839             $   5,970
04/01/2001 - 04/30/2001          $   9,940             $   9,369             $   5,979
05/01/2001 - 05/31/2001          $   9,707             $   9,149             $   5,970
06/01/2001 - 06/30/2001          $   9,435             $   8,893             $   5,827
07/01/2001 - 07/31/2001          $   9,182             $   8,654             $   5,606
08/01/2001 - 08/31/2001          $   8,573             $   8,080             $   5,519
09/01/2001 - 09/30/2001          $   7,263             $   6,846             $   4,651
10/01/2001 - 10/31/2001          $   7,516             $   7,084             $   4,902
11/01/2001 - 11/30/2001          $   8,415             $   7,931             $   5,557
12/01/2001 - 12/31/2001          $   8,859             $   8,349             $   6,019
01/01/2002 - 01/31/2002          $   8,982             $   8,465             $   6,260
02/01/2002 - 02/28/2002          $   8,934             $   8,420             $   6,306
03/01/2002 - 03/31/2002          $   9,453             $   8,910             $   6,728
04/01/2002 - 04/30/2002          $   9,548             $   8,999             $   6,797
05/01/2002 - 05/31/2002          $   9,302             $   8,767             $   6,644
06/01/2002 - 06/30/2002          $   8,811             $   8,304             $   6,314
07/01/2002 - 07/31/2002          $   8,329             $   7,850             $   6,074
08/01/2002 - 08/31/2002          $   8,131             $   7,663             $   5,967
09/01/2002 - 09/30/2002          $   7,404             $   6,978             $   5,310
10/01/2002 - 10/31/2002          $   7,734             $   7,290             $   5,580
11/01/2002 - 11/30/2002          $   8,187             $   7,717             $   5,876
12/01/2002 - 12/31/2002          $   7,722             $   7,278             $   5,518
01/01/2003 - 01/31/2003          $   7,675             $   7,233             $   5,563
02/01/2003 - 02/28/2003          $   7,418             $   6,992             $   5,339
03/01/2003 - 03/31/2003          $   7,115             $   6,706             $   5,089
04/01/2003 - 04/30/2003          $   7,229             $   6,813             $   5,250
05/01/2003 - 05/31/2003          $   7,779             $   7,331             $   5,703
06/01/2003 - 06/30/2003          $   8,291             $   7,815             $   6,062
07/01/2003 - 07/31/2003          $   8,965             $   8,449             $   6,578
08/01/2003 - 08/31/2003          $   9,714             $   9,155             $   7,084
09/01/2003 - 09/30/2003          $   9,923             $   9,352             $   7,137
10/01/2003 - 10/31/2003          $  10,644             $  10,032             $   7,749
11/01/2003 - 11/30/2003          $  10,492             $   9,889             $   7,654
12/01/2003 - 12/31/2003          $  11,162             $  10,521             $   8,111
01/01/2004 - 01/31/2004          $  11,611             $  10,944             $   8,605
02/01/2004 - 02/29/2004          $  11,872             $  11,189             $   8,896

The graph and table do not reflect a deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Morgan Stanley Capital International (MSCI) All Country (AC) Asia Free ex Japan Index is an unmanaged index that tracks the performance of equity securities in eleven countries in Asia, excluding Japan and takes into account local market restrictions on share ownership by foreigners. Unlike the fund, indices are not investments, do not incur fees or expenses, and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 02/29/04 (%)

SHARE CLASS                  A                 B                 C                 T             Z
--------------------  ---------------   ---------------   ---------------   ---------------   -------
INCEPTION                  4/1/95            4/1/95            4/1/95            5/31/89      5/31/89
--------------------  ---------------   ---------------   ---------------   ---------------   -------
SALES CHARGE          WITHOUT   WITH    WITHOUT   WITH    WITHOUT   WITH    WITHOUT   WITH    WITHOUT
--------------------  ---------------   ---------------   ---------------   ---------------   -------
6-MONTH (CUMULATIVE)   22.18    15.15    21.71    16.71    21.68    20.68    22.37    15.33    22.33
1-YEAR                 59.98    50.79    58.75    53.75    58.67    57.67    60.40    51.18    60.30
5-YEAR                 11.77    10.45    10.95    10.69    10.94    10.94    12.05    10.73    12.04
10-YEAR                 1.73     1.13     1.04     1.04     1.04     1.04     1.94     1.34     1.91

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03 (%)

SHARE CLASS                  A                 B                 C                 T             Z
--------------------  ---------------   ---------------   ---------------   ---------------   -------
SALES CHARGE          WITHOUT   WITH    WITHOUT   WITH    WITHOUT   WITH    WITHOUT   WITH    WITHOUT
--------------------  ---------------   ---------------   ---------------   ---------------   -------
6-MONTH (CUMULATIVE)   34.63    26.89    34.14    29.14    34.10    33.10    34.81    27.06    34.77
1-YEAR                 44.55    36.24    43.65    38.65    43.60    42.60    45.05    36.71    45.04
5-YEAR                  8.92     7.63     8.11     7.81     8.10     8.10     9.18     7.89     9.18
10-YEAR                 0.11    -0.49    -0.56    -0.56    -0.56    -0.56     0.31    -0.29     0.28

All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% charge for class A and T shares, the appropriate class B contingent deferred sales charge (CDSC) for the holding period after purchase as follows: Through the first year--5%, second year--4%, third year--3%, fourth year--3%, fifth year--2%, sixth year--1%, thereafter--0%, and the class C CDSC 1% for the first year only. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

The fund was originally introduced on 5/31/89 and became Colonial Newport Tiger Fund on 4/1/95 when class A, B, and D (since designated C) shares were offered. On 4/30/98, the fund was renamed Newport Tiger Fund. The fund was renamed Liberty Newport Tiger Fund on July 14, 2000. Please see the fund's prospectus for additional details. Class A, B and C share performance information includes returns of the fund's class T shares for periods prior to the inception dates of those classes. Class T share returns are not restated to reflect any expense differential, e.g., Rule 12b-1 fees, between class T shares and class A, B, and C shares. Had expense differentials been reflected, returns would have been lower for the periods prior to the inception date of class A, B and C share.

[SIDENOTE]

PERFORMANCE OF A $10,000 INVESTMENT 03/01/94 - 02/29/04 ($)

SALES CHARGE:       WITHOUT       WITH
---------------------------------------
Class A             11,872       11,189
Class B             11,092       11,092
Class C             11,094       11,094
Class T             12,118       11,421
Class Z             12,080          n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

ECONOMIC UPDATE

                                                     COLUMBIA NEWPORT TIGER FUND

During the period that began September 1, 2003 and ended February 29, 2004, most of the developing economies of Asia participated in the recovery that prevailed around the world. Overall economic growth was helped by an increase in consumer and business spending as well as government spending on the building of infrastructure. Exporting countries, such as Hong Kong and Taiwan, also benefited from a worldwide increase in demand for products manufactured in Asia.

STOCK MARKETS LIFTED BY FAVORABLE ECONOMIC NEWS

Stock market performance reflected the region's robust economic growth. Throughout the region known as Greater China (People's Republic of China,
Hong Kong and Taiwan), stocks tied to domestic consumption, business expansion and construction spending were market leaders. As a result, the strongest gains were made in the following sectors: consumer discretionary, technology, industrial, material, and financial. In the smaller markets of Thailand, Malaysia and Indonesia, investors were also rewarded with solid returns. However, some of the strongest performers in 2003 -- namely Thailand and India -- gave back some of their outsized returns early in 2004. For the six-month reporting period, the MSCI AC Asia Free ex Japan Index returned 25.59%.

GROWTH RANGES FROM MODEST TO ROBUST IN GREATER CHINA

In Greater China, GDP growth during the period ranged from modest in Hong Kong and Taiwan to robust in China. Hong Kong and Taiwan reported a GDP growth rate for the second half of 2003 between 4% and 5%, with estimates for slightly higher growth in 2004. In Hong Kong, unemployment declined and domestic retail sales moved higher as the economy continued its recovery. In Taiwan, sustained demand for consumer goods, a recovery in capital goods expenditures, a pickup in construction activity and increased government spending in an election year contributed to a strengthening economy. Taiwan also benefited from the global recovery in the technology sector because it is a major exporter of computer-related goods.

Both Hong Kong and Taiwan were beneficiaries of China's strong economy. Hong Kong benefited because many Chinese companies are based in Hong Kong, and their rapid growth contributed to Hong Kong's broad-based economic recovery. Outsourcing is the link between Taiwan's recovery and China. Taiwanese companies have enjoyed lower costs as they have increasingly outsourced manufacturing jobs to China. The outsourcing boom was also a significant factor in India's growing economy. India has been particularly successful in providing services to technology companies looking to lower the costs associated with their computer help desks and to bank and insurance companies looking to outsource back office operations. GDP growth for India has been forecasted at between 6.5% and 8% for 2004.

While China's growth exceeded 9% in 2003, estimates for growth in 2004 are somewhat lower -- partly because of the government's growing concern that "over investment" and misuse of resources could threaten China's steady long-term economic growth. The People's Bank of China (PBOC) took steps to temper the rapid pace of development. It tightened lending policies for infrastructure and land development projects, which resulted in slower credit growth. Forecasts call for GDP growth between 7.2% and 8.5% for 2004.

[SIDENOTE]

SUMMARY

FOR THE SIX-MONTH PERIOD THAT ENDED FEBRUARY 29, 2004

- EMERGING STOCK MARKETS OF ASIA BENEFITED FROM THE REGION'S ROBUST ECONOMIC GROWTH. THE MSCI AC ASIA FREE EX JAPAN INDEX RETURNED 25.59%.

[CHART]

                        MSCI AC ASIA FREE EX JAPAN INDEX
                                     25.59%

- INCREASED CONSUMER AND BUSINESS SPENDING AS WELL AS GOVERNMENT SPENDING ON THE BUILDING OF INFRASTRUCTURE CONTRIBUTED TO ECONOMIC GROWTH. EXPORTING COUNTRIES, SUCH AS HONG KONG AND TAIWAN, ALSO GOT A LIFT FROM INCREASED WORLDWIDE DEMAND.

-  OUTSOURCING BUOYED GROWTH IN INDIA.

The MSCI AC Asia Free ex Japan Index is an unmanaged index that tracks the performance of equity securities in eleven countries in Asia, excluding Japan, and takes into account local market restrictions on share ownership by foreigners.

PORTFOLIO MANAGER'S REPORT

                                                     COLUMBIA NEWPORT TIGER FUND

For the six-month period ended February 29, 2004, Columbia Newport Tiger Fund class A shares returned 22.18% without sales charge. This was less than the 25.59% return of the MSCI AC Asia Free ex Japan Index and the 25.09% average return of its peer group, the Lipper Pacific ex Japan Category.(1) The fund's emphasis on high-quality companies -- those with strong balance sheets and consistent earnings growth -- hampered performance as investors favored the stocks of lower-quality companies. Certain investments in Korea also held back results. For example, KT Corporation, the Korean telecommunications company, suffered because of regulatory uncertainty and we eliminated our position. Also, Korea's Kookmin Bank did poorly during the period because of concerns about growing consumer debt. However, we maintained our investment because we continue to believe in its long-term potential.

REDEPLOYING ASSETS FROM CHINA TO OTHER MARKETS

We sold some of our long-term holdings in China to invest in new opportunities. Because China's economic growth has been extraordinary for several years, the government has become concerned about the prospects for rising inflation and is taking steps to make credit less available, which could have a negative impact on stocks. While China's economic growth should be robust by global standards, we expect it to slow in response to these moves. We trimmed Huaneng Power International, China's largest electric utility, which had been a strong performer, when its valuation rose beyond our target. However, we kept the stock in the portfolio because we believe the company continues to reflect China's attractive long-term growth potential.

In re-allocating assets, we favored countries with growing economies and strong trends in domestic consumption and infrastructure development. For example, India made up 11% of the portfolio, significantly higher than the country's weight in the fund's benchmark. The Indian economy, which the government believes will grow at an 8% rate in 2004, is benefiting from relatively low interest rates and expansion in the manufacturing and service sectors. To capitalize on the rise in consumer spending, we purchased Maruti Udyog, a manufacturer of low cost automobiles for the domestic population. The company, which is majority controlled by Suzuki Motors of Japan, contributed to the fund's performance.

The fund also had an above-average investment in Thailand, which represented 9.6% of the portfolio. We added to Thai Union Frozen Public, which detracted slightly from performance, but we believe it has the

(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

[SIDENOTE]

NET ASSET VALUE PER SHARE AS OF 02/29/04 ($)

Class A                            12.44
Class B                            12.04
Class C                            12.05
Class T                            12.50
Class Z                            12.46

DISTRIBUTIONS DECLARED PER SHARE 09/01/03 - 02/29/04 ($)

Class A                            0.06
Class B                            0.01
Class C                            0.01
Class T                            0.08
Class Z                            0.08

HOLDINGS DISCUSSED IN THIS REPORT AS OF 02/29/04 (%)

Kookmin Bank                        3.0
Huaneng Power International         2.5
Maruti Udyog                        1.3
Thai Union Frozen Public            0.8
Chinatrust Financial Holdings       2.1
Cathay Financial Holding            1.2

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

potential to be a solid contributor to the fund over the long term. The company is one of the largest canned fish producers in the world. It owns Chicken of the Sea brand tuna and exports shrimp, from shrimp farms in Asia, to the United States.

We also added to investments in Taiwan. The Taiwanese market lagged other Asian markets in 2003; but we believe it could do well in 2004 if Taiwan's economy improves. Stock valuations and the prospects for relatively strong corporate earnings are attractive. Recent purchases included Chinatrust Financial Holding, which controls Taiwan's largest private sector bank, and Cathay Financial Holding, the biggest insurance company in Taiwan.

LOOKING AHEAD TO ECONOMIC EXPANSION ACROSS ASIA

We are positive in our outlook for the next several months. We expect economic growth in Asia to improve; and while we think inflation will rise slightly, we believe interest rates will remain relatively low. By making relatively large commitments to the financial, information technology and consumer discretionary sectors, we have positioned the portfolio to take advantage of the strong consumer and business trends that should result from growing domestic economies. We believe that Asia should also be the beneficiary of improved economic growth outside its borders, because many of the products manufactured in Asia are designed for export around the world.

[PHOTO OF ERIC SANDLUND]

Eric Sandlund has managed or co-managed the fund since August 2002 and has been with the advisor and its predecessors since 2002.

/s/ Eric Sandlund

There are specific risks involved when investing in foreign stocks, such as currency exchange rate fluctuations, economic change, instability of emerging countries and political developments. In addition, concentration of investments in a single region or country may result in greater volatility.

A concentration of investments in a specific sector, such as technology, may cause a fund to experience increased volatility.

[SIDENOTE]

IN RE-ALLOCATING ASSETS, WE FAVORED COUNTRIES WITH GROWING ECONOMIES AND STRONG TRENDS IN DOMESTIC CONSUMPTION AND INFRASTRUCTURE DEVELOPMENT.

FINANCIAL STATEMENTS
FEBRUARY 29, 2004

                                                     COLUMBIA NEWPORT TIGER FUND

A GUIDE TO UNDERSTANDING YOUR FUND'S FINANCIAL STATEMENTS

INVESTMENT PORTFOLIO

The investment portfolio details all of the fund's holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

STATEMENT OF ASSETS AND LIABILITIES

This statement details the fund's assets, liabilities, net assets and share price for each share class. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

STATEMENT OF OPERATIONS

This statement details income earned by the fund and the expenses charged to the fund. The Statement of Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.

STATEMENT OF CHANGES IN NET ASSETS

This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments). The Statement of Changes in Net Assets also reconciles changes in the number of shares outstanding.

FINANCIAL HIGHLIGHTS

The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses certain key fund ratios (e.g., fund expenses and net investment income as a percentage of average net assets).

NOTES TO FINANCIAL STATEMENTS

These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

INVESTMENT PORTFOLIO
FEBRUARY 29, 2004 (UNAUDITED)

                                                     COLUMBIA NEWPORT TIGER FUND

                                                                                                             SHARES       VALUE ($)
--------------------------------------------------   ------------------------------------------------------------------------------
COMMON STOCKS - 99.4%
CONSUMER DISCRETIONARY - 12.2%

                                AUTOMOBILES - 4.8%   Bajaj Auto Ltd.                                         58,300       1,167,545
                                                     Hyundai Motors Co.,Ltd.                                189,770       8,051,336
                                                     Maruti Udyog Ltd.(a)                                   445,677       4,929,323
                                                     PT Astra International                               6,655,000       4,250,384
                                                                                                  Automobiles Total      18,398,588
                                                     ------------------------------------------------------------------------------
              HOTELS, RESTAURANTS & LEISURE - 2.1%   Genting Berhad                                       1,606,900       8,034,500
                                                                                 Hotels,Restaurants & Leisure Total       8,034,500
                                                     ------------------------------------------------------------------------------
                                      MEDIA - 3.2%   Singapore Press Holdings Ltd.                          847,400       9,279,741
                                                     Television Broadcasts Ltd.                             578,000       2,821,613
                                                                                                        Media Total      12,101,354
                                                     ------------------------------------------------------------------------------
           TEXTILES, APPAREL & LUXURY GOODS - 2.1%   Li & Fung Ltd.                                       4,204,000       8,209,039
                                                                             Textiles, Apparel & Luxury Goods Total       8,209,039
                                                                                                                      -------------
                                                                                       CONSUMER DISCRETIONARY TOTAL      46,743,481
CONSUMER STAPLES - 0.8%
--------------------------------------------------   ------------------------------------------------------------------------------
                              FOOD PRODUCTS - 0.8%   Thai Union Frozen Public Co., Ltd.                   4,366,800       3,002,001
                                                                                                Food Products Total       3,002,001
                                                                                                                      -------------
                                                                                             CONSUMER STAPLES TOTAL       3,002,001
FINANCIALS - 35.8%
--------------------------------------------------   ------------------------------------------------------------------------------
                          COMMERCIAL BANKS - 17.9%   Bangkok Bank Public Co., Ltd., NVDR (a)              4,276,600      10,344,418
                                                     Bank Rakyat (a)                                     23,601,500       4,326,709
                                                     Chinatrust Financial Holding Co., Ltd.               6,817,780       8,160,831
                                                     DBS Group Holdings Ltd.                                426,859       3,694,335
                                                     Hong Leong Bank Berhad                               3,141,000       4,794,158
                                                     Hong Leong Credit Berhad                             1,001,000       1,461,987
                                                     Kasikornbank Public Co., Ltd., NVDR (a)              6,215,000       8,070,401
                                                     Kookmin Bank                                           277,795      11,573,810
                                                     Koram Bank                                             171,060       2,170,002
                                                     Public Bank Berhad                                   7,263,512       6,613,619
                                                     United Overseas Bank Ltd.                              831,000       6,898,499
                                                                                             Commercial Banks Total      68,108,769
                                                     ------------------------------------------------------------------------------
             DIVERSIFIED FINANCIAL SERVICES - 6.1%   Housing Development Finance Co., Ltd.                  997,454      13,438,197
                                                     Standard Chartered PLC                                 307,723       5,328,676
                                                     Swire Pacific Ltd., Series A                           637,000       4,500,784
                                                                               Diversified Financial Services Total      23,267,657
                                                     ------------------------------------------------------------------------------
                                  INSURANCE - 1.2%   Cathay Financial Holding Co., Ltd.(a)                2,365,000       4,658,872
                                                                                                    Insurance Total       4,658,872
                                                     ------------------------------------------------------------------------------
                               REAL ESTATE - 10.6%   City Developments Ltd.                               1,998,500       7,883,397
                                                     Henderson Land Development Co., Ltd.                 1,726,000       8,758,382
                                                     SM Prime Holdings, Inc.                             33,658,000       3,646,781
                                                     Sun Hung Kai Properties Ltd.                         2,053,000      20,176,062
                                                                                                  Real Estate Total      40,464,622
                                                                                                                      -------------
                                                                                                   FINANCIALS TOTAL     136,499,920

                                              See notes to investment portfolio.

                                                                                                             SHARES       VALUE ($)
--------------------------------------------------   ------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)
HEALTH CARE - 3.1%

           HEALTH CARE EQUIPMENT & SUPPLIES - 0.4%   Pihsiang Machinery Manufacturing Co., Ltd.             419,500       1,438,286
                                                                             Health Care Equipment & Supplies Total       1,438,286
                                                     ------------------------------------------------------------------------------
                            PHARMACEUTICALS - 2.7%   Dr Reddy's Laboratories Ltd., ADR                      254,500       6,477,025
                                                     Ranbaxy Laboratories Ltd. (a)                          187,071       3,887,292
                                                                                              Pharmaceuticals Total      10,364,317
                                                                                                                      -------------
                                                                                                  HEALTH CARE TOTAL      11,802,603
INDUSTRIALS - 8.4%
--------------------------------------------------   ------------------------------------------------------------------------------
                 CONSTRUCTION & ENGINEERING - 1.8%   Land & Houses Public Co., Ltd., NVDR                22,004,900       6,667,303
                                                                                   Construction & Engineering Total       6,667,303
                                                     ------------------------------------------------------------------------------
                       ELECTRICAL EQUIPMENT - 0.5%   Phoenixtec Power Co., Ltd. (a)                       1,364,470       1,715,333
                                                                                         Electrical Equipment Total       1,715,333
                                                     ------------------------------------------------------------------------------
                   INDUSTRIAL CONGLOMERATES - 4.6%   China Merchants Holdings International Co., Ltd.     2,792,000       4,053,030
                                                     Hutchison Whampoa Ltd.                               1,451,100      12,210,253
                                                     MFS Technology Ltd.                                  1,623,000       1,280,436
                                                                                     Industrial Conglomerates Total      17,543,719
                                                     ------------------------------------------------------------------------------
                                  MACHINERY - 0.3%   Bharat Forge Ltd.                                       80,800       1,326,141
                                                                                                    Machinery Total       1,326,141
                                                     ------------------------------------------------------------------------------
              TRANSPORTATION INFRASTRUCTURE - 1.2%   Zhejiang Expressway Co., Ltd.                        5,894,000       4,770,201
                                                                                Transportation Infrastructure Total       4,770,201
                                                                                                                      -------------
                                                                                                  INDUSTRIALS TOTAL      32,022,697
INFORMATION TECHNOLOGY - 24.5%
--------------------------------------------------   ------------------------------------------------------------------------------
                    COMPUTERS & PERIPHERALS - 3.5%   Acer, Inc.                                           2,502,000       3,950,526
                                                     Asustek Computer, Inc.                               2,009,750       5,288,816
                                                     Lite-On Technology Corp.                             3,541,000       4,366,346
                                                                                      Computers & Peripherals Total      13,605,688
                                                     ------------------------------------------------------------------------------
         ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.6%   Ambit Microsystems Corp.                             1,373,200       4,006,027
                                                     Synnex Technology International Corp.                1,665,000       2,904,361
                                                     Venture Corp., Ltd.                                    250,000       3,164,557
                                                                           Electronic Equipment & Instruments Total      10,074,945
                                                     ------------------------------------------------------------------------------
               INTERNET SOFTWARE & SERVICES - 1.1%   NCSoft Corp. (a)                                        65,210       4,232,978
                                                                                 Internet Software & Services Total       4,232,978
                                                     ------------------------------------------------------------------------------
                                IT SERVICES - 3.0%   Infosys Technologies Ltd.                              101,033      11,319,401
                                                                                                  IT Services Total      11,319,401
                                                     ------------------------------------------------------------------------------
                    SEMICONDUCTORS & SEMICONDUCTOR
                                 EQUIPMENT - 14.3%   Realtek Semiconductor Corp.                          1,474,600       2,749,630
                                                     Samsung Electronics Co., Ltd.                           70,390      32,552,015
                                                     Taiwan Semiconductor Manufacturing Co.,
                                                     Ltd. (a)                                            10,034,315      19,163,278
                                                                     Semiconductors & Semiconductor Equipment Total      54,464,923
                                                                                                                      -------------
                                                                                       INFORMATION TECHNOLOGY TOTAL      93,697,935

See notes to investment portfolio.

                                                                                                             SHARES       VALUE ($)
--------------------------------------------------   ------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)
MATERIALS - 2.4%

                     CONSTRUCTION MATERIALS - 2.4%   Siam Cement Public Co., Ltd., NVDR                   1,470,900       8,988,313
                                                                                       Construction Materials Total       8,988,313
                                                                                                                      -------------
                                                                                                 MATERIALS TOTAL          8,988,313
TELECOMMUNICATION SERVICES - 6.6%
--------------------------------------------------   ------------------------------------------------------------------------------
     DIVERSIFIED TELECOMMUNICATION SERVICES - 1.1%   PT Telekomunkasi                                     4,862,000       4,197,824
                                                                       Diversified Telecommunication Services Total       4,197,824
                                                     ------------------------------------------------------------------------------
        WIRELESS TELECOMMUNICATION SERVICES - 5.5%   China Mobile Ltd.                                    4,914,500      17,298,798
                                                     Taiwan Cellular Corp.                                3,952,000       3,827,200
                                                                          Wireless Telecommunication Services Total      21,125,998
                                                                                                                      -------------
                                                                                   TELECOMMUNICATION SERVICES TOTAL      25,323,822
UTILITIES - 5.6%
--------------------------------------------------   ------------------------------------------------------------------------------
                         ELECTRIC UTILITIES - 3.8%   Beijing Datang Power Generation Co., Ltd.            6,200,000       5,256,802
                                                     Huaneng Power International, Inc.                    4,972,000       9,357,391
                                                                                           Electric Utilities Total      14,614,193
                                                     ------------------------------------------------------------------------------
                              GAS UTILITIES - 1.8%   Hong Kong & China Gas Co., Ltd.                      3,997,908       6,907,821
                                                                                                Gas Utilities Total       6,907,821
                                                                                                                      -------------
                                                                                                    UTILITIES TOTAL      21,522,014
                                                                                                                      -------------
                                                     TOTAL COMMON STOCKS (COST OF $290,192,443)                         379,602,786

                                                                                                           PAR ($)
--------------------------------------------------   ------------------------------------------------------------------------------
SHORT-TERM OBLIGATION - 1.8%

                                                     Repurchase agreement with State Street
                                                     Bank & Trust Co., dated 02/27/04,
                                                     due 03/01/04 at 0.930%, collateralized
                                                     by a U.S. Treasury Bond maturing 11/15/15,
                                                     market value of $7,084,102 (Repurchase
                                                     proceeds $6,940,538) (Cost $6,940,000)              6,940,000        6,940,000

                                                     TOTAL INVESTMENTS - 101.2%
                                                     (COST $297,132,443) (b)                                            386,542,786

                                                     OTHER ASSETS & LIABILITIES, NET - (1.2%)                            (4,625,536)

                                                     NET ASSETS - 100%                                                  381,917,250

    NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing.
(b) Cost for both financial statements and federal income tax purposes is the same.

                 ACRONYM                            NAME
    --------------------------------------------------------------------------
                   ADR                   American Depositary Receipt
                  NVDR                  Non-Voting Depositary Receipt

                                              See notes to financial statements.

           SUMMARY OF SECURITIES                               % OF TOTAL
           BY COUNTRY (UNAUDITED)                VALUE ($)     INVESTMENTS
           ---------------------------------------------------------------
           Hong Kong                             76,726,743       19.8%
           Taiwan                                62,229,506       16.1
           South Korea                           58,580,141       15.2
           India                                 42,544,925       11.0
           Thailand                              37,072,436        9.6
           Singapore                             32,200,964        8.3
           Malaysia                              20,904,264        5.4
           China                                 19,384,394        5.0
           Indonesia                             12,774,917        3.3
           Bermuda                                8,209,039        2.1
           United States                          6,940,000        1.8
           United Kingdom                         5,328,675        1.4
           Philippines                            3,646,782        1.0
                                              -------------      -----
                                              $ 386,542,786      100.0%
                                              =============      =====

          Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 29, 2004 (UNAUDITED)                        COLUMBIA NEWPORT TIGER FUND

                                                                                                                           ($)
------------------------------------------        ----------------------------------------------------------------------------
                                    ASSETS        Investments, at cost                                             297,132,443
                                                  Investments, at value                                            386,542,786
                                                  Cash                                                                     477
                                                  Foreign currency (cost of $208,094)                                  207,145
                                                  Receivable for:
                                                   Fund shares sold                                                    220,471
                                                   Interest                                                                538
                                                   Dividends                                                           604,746
                                                  Deferred Trustees' compensation plan                                  21,600
                                                                                                                 -------------
                                                                                                    Total Assets   387,597,763
                                                  ----------------------------------------------------------------------------
                               LIABILITIES        Payable for:
                                                   Investments purchased                                               286,892
                                                   Fund shares repurchased                                           1,140,233
                                                   Investment advisory fee                                             260,365
                                                   Administration fee                                                   82,142
                                                   Transfer agent fee                                                  236,684
                                                   Pricing and bookkeeping fees                                         17,381
                                                   Trustees' fees                                                           98
                                                   Custody fee                                                          27,939
                                                   Distribution and service fees                                       133,727
                                                  Deferred Trustees' fees                                               21,600
                                                  Foreign capital gains tax payable                                  3,451,360
                                                  Expense reimbursement due to Investment Advisor                        4,372
                                                  Other liabilities                                                     17,720
                                                                                                                 -------------
                                                                                               Total Liabilities     5,680,513

                                                                                                      NET ASSETS   381,917,250
                                                  ----------------------------------------------------------------------------
                 COMPOSITION OF NET ASSETS        Paid-in capital                                                  482,366,819
                                                  Overdistributed net investment income                             (1,560,400)
                                                  Accumulated net realized loss                                   (184,855,307)
                                                  Net unrealized appreciation on:
                                                   Investments                                                      89,410,343
                                                   Foreign currency translations                                         7,155
                                                   Foreign capital gains tax                                        (3,451,360)

                                                                                                      NET ASSETS   381,917,250
                                                  ----------------------------------------------------------------------------
                                   CLASS A        Net assets                                                       171,871,536
                                                  Shares outstanding                                                13,813,798
                                                  Net asset value per share                                              12.44(a)
                                                  Maximum offering price per share ($12.44/0.9425)                       13.20(b)
                                                  ----------------------------------------------------------------------------
                                   CLASS B        Net assets                                                       117,422,108
                                                  Shares outstanding                                                 9,754,381
                                                  Net asset value and offering price per share                           12.04(a)
                                                  ----------------------------------------------------------------------------
                                   CLASS C        Net assets                                                        29,685,081
                                                  Shares outstanding                                                 2,462,867
                                                  Net asset value and offering price per share                           12.05(a)

                                              See notes to financial statements.

                                                                                                                           ($)
------------------------------------------        ----------------------------------------------------------------------------
                                   CLASS T        Net assets                                                        31,353,971
                                                  Shares outstanding                                                 2,509,140
                                                  Net asset value, offering and redemption price per share               12.50(a)
                                                  Maximum offering price per share ($12.50/0.9425)                       13.26(b)
                                                  ----------------------------------------------------------------------------
                                   CLASS Z        Net assets                                                        31,584,554
                                                  Shares outstanding                                                 2,534,104
                                                  Net asset value, offering and redemption price per share               12.46(c)

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.
(c) Redemption price per share is equal to net asset value less any applicable redemption fee.

See notes to financial statements.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED FEBRUARY 29, 2004           COLUMBIA NEWPORT TIGER FUND
(UNAUDITED)

                                                                                                                           ($)
------------------------------------------        ----------------------------------------------------------------------------
                         INVESTMENT INCOME        Dividends                                                          2,352,499
                                                  Interest                                                              23,351
                                                                                                                 -------------
                                                   Total Investment Income (net of foreign taxes withheld of
                                                    $264,619)                                                        2,375,850
                                                  ----------------------------------------------------------------------------
                                  EXPENSES        Investment advisory fee                                            1,563,054
                                                  Administration fee                                                   479,579
                                                  Distribution fee:
                                                   Class B                                                             454,887
                                                   Class C                                                              97,624
                                                  Service fee:
                                                   Class A                                                             185,856
                                                   Class B                                                             151,629
                                                   Class C                                                              32,541
                                                  Transfer agent fee                                                   612,322
                                                  Pricing and bookkeeping fees                                          61,318
                                                  Trustees' fees                                                        10,889
                                                  Custody fee                                                          216,817
                                                  Other expenses                                                       163,223
                                                                                                                 -------------
                                                   Total Operating Expenses                                          4,029,739
                                                  Fees and expenses waived or reimbursed by Investment Advisor        (130,393)
                                                  Custody earnings credit                                                  (44)
                                                                                                                 -------------
                                                   Net Operating Expenses                                            3,899,302
                                                  Interest expense                                                         260
                                                                                                                 -------------
                                                   Net Expenses                                                      3,899,562
                                                                                                                 -------------
                                                  Net Investment Loss                                               (1,523,712)
                                                  ----------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON        Net realized gain (loss) on:
          INVESTMENTS AND FOREIGN CURRENCY         Investments                                                      35,263,345
                                                   Foreign currency transactions                                      (136,421)
                                                                                                                 -------------
                                                     Net realized gain                                              35,126,924
                                                  Net change in unrealized appreciation/depreciation on:
                                                   Investments                                                      43,456,066
                                                   Foreign currency translations                                         5,918
                                                   Foreign capital gains tax                                        (1,201,091)
                                                                                                                 -------------
                                                     Net change in unrealized appreciation/depreciation             42,260,893
                                                                                                                 -------------
                                                  Net Gain                                                          77,387,817
                                                                                                                 -------------
                                                  Net Increase in Net Assets from Operations                        75,864,105

                                              See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                     COLUMBIA NEWPORT TIGER FUND

                                                                                    (UNAUDITED)
                                                                                     SIX MONTHS
                                                                                          ENDED     PERIOD ENDED        YEAR ENDED
                                                                                   FEBRUARY 29,       AUGUST 31,      DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                                     2004 ($)     2003 ($) (a)          2002 ($)
------------------------------------------   -------------------------------------------------------------------------------------
                                OPERATIONS   Net investment income (loss)            (1,523,712)       2,072,212         1,589,130
                                             Net realized gain (loss) on
                                               investments, foreign currency
                                               transactions and foreign capital
                                               gains tax                             35,126,924          176,561        12,769,984
                                             Net change in unrealized
                                               appreciation/depreciation on
                                               investments, foreign currency
                                               transactions and foreign
                                               capital gains tax                     42,260,893       71,941,084       (61,471,644)
                                                                                  ------------------------------------------------
                                                 Net Increase (Decrease) from
                                                   Operations                        75,864,105       74,189,857       (47,112,530)
                                             -------------------------------------------------------------------------------------
    DISTRIBUTIONS DECLARED TO SHAREHOLDERS   From net investment income:
                                               Class A                                 (831,593)              --          (522,787)
                                               Class B                                  (88,934)              --                --
                                               Class C                                  (19,088)              --                --
                                               Class T                                 (212,355)              --          (179,551)
                                               Class Z                                 (507,109)              --          (667,756)
                                                                                  ------------------------------------------------
                                                 Total Distributions
                                                   Declared to Shareholders          (1,659,079)              --        (1,370,094)
                                             -------------------------------------------------------------------------------------
                        SHARE TRANSACTIONS   Class A:
                                               Subscriptions                         47,291,699      131,510,550       643,189,834
                                               Distributions reinvested                 736,922               --           463,247
                                               Redemptions                          (36,714,743)    (135,540,145)     (698,824,493)
                                               Redemption fees                              201               --                --
                                                                                  ------------------------------------------------
                                                 Net Increase (Decrease)             11,314,079       (4,029,595)      (55,171,412)
                                             Class B:
                                               Subscriptions                          5,563,767        3,837,634         9,920,631
                                               Distributions reinvested                  73,423               --                --
                                               Redemptions                          (31,089,399)     (22,251,418)      (42,924,609)
                                               Redemption fees                              152               --                --
                                                                                  ------------------------------------------------
                                                 Net Decrease                       (25,452,057)     (18,413,784)      (33,003,978)
                                             Class C:
                                               Subscriptions                          6,334,352        9,575,621        43,515,160
                                               Distributions reinvested                  14,267               --                --
                                               Redemptions                           (4,355,805)     (11,445,140)      (48,691,339)
                                               Redemption fees                               36               --                --
                                                                                  ------------------------------------------------
                                                 Net Increase (Decrease)              1,992,850       (1,869,519)       (5,176,179)
                                             Class T:
                                               Subscriptions                            132,019           58,308           234,399
                                               Distributions reinvested                 188,281               --           157,730
                                               Redemptions                           (2,209,369)      (2,469,957)       (4,265,132)
                                               Redemption fees                               39               --                --
                                                 Net Decrease                        (1,889,030)      (2,411,649)       (3,873,003)
                                             Class Z:
                                               Subscriptions                          3,923,005       59,682,091       586,858,953
                                               Distributions reinvested                 470,181               --           575,242
                                               Redemptions                          (48,393,434)     (83,864,261)     (623,845,867)
                                               Redemption fees                               47            9,941                --
                                                                                  ------------------------------------------------
                                                 Net Decrease                       (44,000,201)     (24,172,229)      (36,411,672)
                                             Net Decrease from Share Transactions   (58,034,359)     (50,896,776)     (133,636,244)
                                                                                  ------------------------------------------------
                                                   Total Increase (Decrease) in
                                                     Net Assets                      16,170,667       23,293,081      (182,118,868)
                                             -------------------------------------------------------------------------------------
                                NET ASSETS   Beginning of period                    365,746,583      342,453,502       524,572,370
                                             End of period (including
                                              (overdistributed) undistributed
                                              net investment income of
                                              $(1,560,400) and $1,622,391,
                                              respectively)                       $ 381,917,250   $  365,746,583   $   342,453,502
                                             -------------------------------------------------------------------------------------

See notes to financial statements.

                                                                                    (UNAUDITED)
                                                                                     SIX MONTHS
                                                                                          ENDED     PERIOD ENDED        YEAR ENDED
                                                                                   FEBRUARY 29,       AUGUST 31,      DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                                     2004 ($)     2003 ($) (a)          2002 ($)
------------------------------------------   -------------------------------------------------------------------------------------
                         CHANGES IN SHARES   Class A:
                                               Subscriptions                          4,159,722       15,939,086        71,066,481
                                               Issued for distributions
                                                 reinvested                              65,914               --            54,370
                                               Redemptions                           (3,295,609)     (16,360,254)      (76,814,494)
                                                                                   -----------------------------------------------
                                                 Net Increase (Decrease)                930,027         (421,168)       (5,693,643)
                                             Class B:
                                               Subscriptions                            499,299          478,874         1,116,852
                                               Issued for distributions reinvested        6,780               --                --
                                               Redemptions                           (2,758,606)      (2,769,012)       (4,810,443)
                                                                                   -----------------------------------------------
                                                 Net Decrease                        (2,252,527)      (2,290,138)       (3,693,591)
                                             Class C:
                                               Subscriptions                            582,140        1,191,289         5,104,039
                                               Issued for distributions reinvested        1,315               --                --
                                               Redemptions                             (402,965)      (1,420,516)       (5,657,106)
                                                                                   -----------------------------------------------
                                                 Net Increase (Decrease)                180,490         (229,227)         (553,067)
                                             Class T:
                                               Subscriptions                             11,504            7,033            26,459
                                               Issued for distributions reinvested       16,780               --            18,448
                                               Redemptions                             (191,180)        (298,398)         (460,186)
                                                                                   -----------------------------------------------
                                                 Net Decrease                          (162,896)        (291,365)         (415,279)
                                             Class Z:
                                               Subscriptions                            333,170        7,168,711        65,769,295
                                               Issued for distributions reinvested       42,018               --            67,517
                                               Redemptions                           (4,155,301)     (10,345,294)      (69,376,873)
                                                                                   -----------------------------------------------
                                                 Net Decrease                        (3,780,113)      (3,176,583)       (3,540,061)

(a) The Fund has changed its fiscal year from December 31 to August 31.

                                              See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
FEBRUARY 29, 2004 (UNAUDITED)                        COLUMBIA NEWPORT TIGER FUND

NOTE 1. ORGANIZATION

Columbia Newport Tiger Fund (the "Fund"), a series of Columbia Funds Trust VII (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

INVESTMENT GOAL

The Fund seeks capital appreciation by investing primarily in equity securities of companies located in the Tiger countries of Asia. The countries or regions in which the Fund invests include Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, India, Indonesia, China and the Philippines.

FUND SHARES

The Fund may issue an unlimited number of shares and offers five classes of shares: Class A, Class B, Class C, Class T and Class Z. Each share class has its own sales charge and expense structure.

Class A and Class T shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A and Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months of the time of purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

Effective October 13, 2003, the Fund changed its name from Liberty Newport Tiger Fund to Columbia Newport Tiger Fund. Also on that date, the Trust changed its name from Liberty Funds Trust VII to Columbia Funds Trust VII.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Foreign securities are generally valued at the closing price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded. In certain countries, the Fund may hold foreign designated shares. If the foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded. Korean equity securities that have reached the limit for aggregate foreign ownership and for which premiums to the local exchange prices may be paid by foreign investors are valued by applying a broker quoted premium to the local share price.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 2:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not readily available, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available are valued at fair value under procedures approved by the Board of Trustees.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS

The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings.

FOREIGN CURRENCY TRANSACTIONS

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

FEDERAL INCOME TAX STATUS

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

FOREIGN CAPITAL GAINS TAXES

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 30%. The Funds accrue for such foreign taxes on net realized and unrealized gains (losses) at the appropriate rate for each jurisdiction.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually.

NOTE 3. FEDERAL TAX INFORMATION

The tax character of distributions paid during the period ended August 31, 2003 was as follows:

                                               PERIOD ENDED
                                                 AUGUST 31,
                                                       2003
-----------------------------------------------------------
  Distributions paid from
  Ordinary Income                                      $ --

Unrealized appreciation and depreciation at February 29, 2004, based on cost of investments for federal income tax purposes and excluding any unrealized appreciation and depreciation from changes in the value of assets and liabilities resulting from changes in exchange rates was:

    Unrealized appreciation                   $ 108,532,996
    Unrealized depreciation                     (19,122,653)
                                              -------------
     Net unrealized appreciation              $  89,410,343

The following capital loss carryforwards, determined as of August 31, 2003, are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

              YEAR OF                  CAPITAL LOSS
             EXPIRATION                CARRYFORWARD
----------------------------------------------------
                2006                  $ 197,792,987
                2007                     22,164,746
                                      $ 219,957,733

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

INVESTMENT ADVISORY FEE

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Fund. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston was acquired by Bank of America Corporation ("BOA"), see Note 9. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

      AVERAGE DAILY NET ASSETS          FEE RATE
--------------------------------------------------
         First $100 million               1.00%
          Next $1.4 billion               0.75%
          Next $1.0 billion               0.70%
          Over $2.5 billion               0.65%

For the six months ended February 29, 2004, the Fund's annualized effective investment advisory fee rate was 0.81%.

ADMINISTRATION FEES

Columbia provides accounting and other services to the Fund for a monthly administration fee at the annual rate of 0.25% of the Fund's average daily net assets.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services. For the six months ended February 29, 2004, the Fund's annualized effective pricing and bookkeeping fee rate was 0.032%.

TRANSFER AGENT FEES

Columbia Funds Services, Inc. (the "Transfer Agent"), formerly Liberty Funds Services, Inc., an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $28.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to November 1, 2003, the Transfer Agent was entitled to receive a monthly transfer agent fee, in addition to reimbursement for certain out-of-pocket expenses, at the annual rate of 0.06% of the Fund's average daily net assets plus flat-rate charges based on the number of shareholder accounts and transactions.

For the six months ended February 29, 2004, the Fund's annualized effective transfer agent fee rate, exclusive of out-of-pocket fees, was 0.26%.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Columbia Funds Distributor, Inc. (the "Distributor"), an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund. Prior to October 13, 2003, Columbia Funds Distributor, Inc. was known as Liberty Funds Distributor, Inc. For the six months ended February 29, 2004, the Distributor has retained net underwriting discounts of $28,337 and $922 on sales of the Fund's Class A and Class T shares, respectively. The Distributor has also received CDSC fees of $19,527, $47,000 and $1,928 on Class A, Class B and
Class C share redemptions, respectively for the period.

The Fund has adopted a 12b-1 plan (the "Plan") which requires the payment of a monthly service fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plan also requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS AND FEE REIMBURSEMENTS

Columbia has voluntarily agreed to waive fees and reimburse certain expenses to the extent that total expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.55% annually of the Fund's average daily net assets. This arrangement may be revised or discontinued by Columbia at any time.

CUSTODY CREDITS

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 5. PORTFOLIO INFORMATION

For the six months ended February 29, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $62,875,570 and $123,869,533, respectively.

NOTE 6. REDEMPTION FEES

Effective February 10, 2003, the Fund began imposing a 2.00% redemption fee to shareholders of Class Z shares who redeem shares held for 60 days or less. Redemption fees, which are retained by the Fund, are accounted for as an addition to paid in capital and are allocated to each class proportionately for purposes of determining the net asset value of each class. Prior to October 9, 2003, redemption fees were recorded as a component of paid in capital on Class Z shares. For the six months ended February 29, 2004, the redemption fees for the Class Z shares of the Fund amounted to $475.

NOTE 7. LINE OF CREDIT

The Fund and other affiliated funds participate in a $350,000,000 credit facility, which is used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to the Fund based on its borrowings. In addition, the Fund has agreed to pay commitment fees on its pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. For the six months ended February 29, 2004, the average daily loan balance outstanding on days where borrowings existed was $3,000,000 at a weighted average interest rate of 1.56%.

NOTE 8. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

FOREIGN SECURITIES

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

GEOGRAPHIC CONCENTRATION

Because the Fund's investments are concentrated in the Tiger countries of Asia, events within the region will have a greater effect on the Fund than if the Fund were more geographically diversified. In addition, events in any one country within the region may impact the other countries or the region as a whole. Markets in the region can experience significant volatility due to social, regulatory and political uncertainties.

INDUSTRY FOCUS

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

LEGAL PROCEEDINGS

Columbia, the Distributor, and certain of their affiliates (collectively, "The Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds. The Columbia Group has not uncovered any instances where Columbia or the Distributor were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and the Distributor, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and the Distributor alleging that Columbia and the Distributor had violated certain New York anti-fraud statutes. If either Columbia or the Distributor is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment adviser or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia, the Distributor or any company that is an affiliated person of Columbia and the Distributor from serving as an investment adviser or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia and the Distributor that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment adviser and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia and the Distributor entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and the Distributor agreed, inter alia, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and the Distributor to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and the Distributor's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group has agreed to reduce mutual fund fees by $80 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

NOTE 9. SUBSEQUENT EVENT

On April 1, 2004, FleetBoston, including the Fund's investment advisor and distributor, was acquired by BOA. The merger did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

NOTE 10. COMPARABILITY OF FINANCIAL STATEMENTS

Effective February 11, 2003, the Board of Trustees approved a change in the fiscal year end of the Fund from June 30 to August 31.

FINANCIAL HIGHLIGHTS
                                                     COLUMBIA NEWPORT TIGER FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                 (UNAUDITED)
                                  SIX MONTHS           PERIOD
                                    ENDED              ENDED
                                 FEBRUARY 29,        AUGUST 31,
CLASS A SHARES                       2004             2003 (a)
---------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD              $      10.24        $     8.14
---------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment
income (loss) (b)                       (0.03)             0.07
Net realized and
unrealized gain (loss)
on investments,
foreign currency and
foreign capital gains tax                2.29              2.03
                                 ------------        ----------
Total from Investment
Operations                               2.26              2.10
---------------------------------------------------------------
LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment
income                                  (0.06)               --
---------------------------------------------------------------
REDEMPTION FEES:
Redemption fees added
to paid in capital                         --(b)(c)          --
---------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD   $      12.44        $    10.24
Total return (d)                        22.18%(e)(f)      25.80%(e)(f)
---------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Operating expenses (g)                   1.80%(h)          1.80%(h)
Interest expense                           --(h)(i)          --(h)(i)
Expenses (g)                             1.80%(h)          1.80%(h)
Net investment
income (loss) (g)                       (0.59)%(h)         1.21%(h)
Waiver/reimbursement                     0.07%(h)          0.20%(h)
Portfolio turnover rate                    17%(f)            18%(f)
Net assets, end of
period (000's)                   $    171,872        $  131,974
---------------------------------------------------------------

                                                      YEAR ENDED DECEMBER 31,
CLASS A SHARES                     2002           2001           2000        1999        1998
------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD              $    9.38      $   11.34      $   13.47   $    7.78   $    9.02
------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment
income (loss) (b)                     0.05           0.08           0.01        0.09        0.14
Net realized and
unrealized gain (loss)
on investments,
foreign currency and
foreign capital gains tax            (1.25)         (1.95)         (2.14)       5.60       (1.23)
                                 ---------      ---------      ---------   ---------   ---------
Total from Investment
Operations                           (1.20)         (1.87)         (2.13)       5.69       (1.09)

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment
income                               (0.04)         (0.09)            --          --       (0.15)
------------------------------------------------------------------------------------------------
REDEMPTION FEES:
Redemption fees added
to paid in capital                      --             --             --          --          --
------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD   $    8.14      $    9.38      $   11.34   $   13.47   $    7.78
Total return (d)                    (12.83)%(e)    (16.55)%(e)    (15.81)%     73.14%     (12.08)%
------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Operating expenses (g)                1.80%          1.80%          1.71%       1.77%       1.78%
Interest expense                      0.01%            --(i)          --          --          --
Expenses (g)                          1.81%          1.80%          1.71%       1.77%       1.78%
Net investment
income (loss) (g)                     0.54%          0.75%          0.07%       0.97%       2.02%
Waiver/reimbursement                  0.07%            --(i)          --          --          --
Portfolio turnover rate                 25%            12%            25%         14%         15%
Net assets, end of
period (000's)                   $ 108,240      $ 178,145      $ 321,671   $ 403,082   $ 250,089
------------------------------------------------------------------------------------------------

(a) The Fund has changed its fiscal year end from December 31 to August 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Rounds to less than $0.01 per share.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.
(i) Rounds to less than 0.01%.

                                 (UNAUDITED)
                                  SIX MONTHS           PERIOD
                                    ENDED              ENDED
                                 FEBRUARY 29,        AUGUST 31,
CLASS B SHARES                       2004             2003 (a)
---------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD              $       9.90        $     7.90
---------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment
income (loss) (b)                       (0.08)             0.03
Net realized and
unrealized gain (loss)
on investments,
foreign currency and
foreign capital gains tax                2.23              1.97
                                 ------------        ----------
Total from Investment
Operations                               2.15              2.00
---------------------------------------------------------------
LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:               (0.01)               --
---------------------------------------------------------------
REDEMPTION FEES:
Redemption fees added
to paid in capital                         --(b)(c)          --
---------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD   $      12.04        $     9.90
Total return (d)                        21.71%(e)(f)      25.32%(e)(f)
---------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Operating expenses (g)                   2.55%(h)          2.55%(h)
Interest expense                           --%(h)(i)         --(h)(i)
Expenses (g)                             2.55%(h)          2.55%(h)
Net investment income
(loss) (g)                              (1.32)%(h)         0.49%(h)
Waiver/reimbursement                     0.07%(h)          0.20%(h)
Portfolio turnover rate                    17%(f)            18%(f)
Net assets, end of
period (000's)                   $    117,422        $  118,849
---------------------------------------------------------------

                                                      YEAR ENDED DECEMBER 31,
CLASS B SHARES                     2002           2001           2000        1999        1998
------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD              $    9.14      $   11.05      $   13.23   $    7.70   $    8.92
------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment
income (loss) (b)                    (0.02)            -- (c)      (0.08)       0.02        0.09
Net realized and
unrealized gain (loss)
on investments,
foreign currency and
foreign capital gains tax            (1.22)         (1.89)         (2.10)       5.51       (1.23)
                                 ---------      ---------      ---------   ---------   ---------
Total from Investment
Operations                           (1.24)         (1.89)         (2.18)       5.53       (1.14)
------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:               --          (0.02)            --          --       (0.08)
------------------------------------------------------------------------------------------------
REDEMPTION FEES:
Redemption fees added
to paid in capital                      --             --             --          --          --
------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD   $    7.90      $    9.14      $   11.05   $   13.23   $    7.70
Total return (d)                    (13.57)%(e)    (17.12)%(e)    (16.48)%     71.82%     (12.77)%
------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Operating expenses (g)                2.55%          2.55%          2.46%       2.52%       2.53%
Interest expense                      0.01%            --(i)          --          --          --
Expenses (g)                          2.56%          2.55%          2.46%       2.52%       2.53%
Net investment income
(loss) (g)                           (0.21)%           --(i)       (0.68)%      0.22%       1.27%
Waiver/reimbursement                  0.07%            --(i)          --          --          --
Portfolio turnover rate                 25%            12%            25%         14%         15%
Net assets, end of
period (000's)                   $ 112,942      $ 164,354      $ 265,219   $ 407,179   $ 280,163
------------------------------------------------------------------------------------------------

(a) The Fund has changed its fiscal year end from December 31 to August 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Rounds to less than $0.01 per share.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.
(i) Rounds to less than 0.01%.

                                 (UNAUDITED)
                                  SIX MONTHS           PERIOD
                                    ENDED              ENDED
                                 FEBRUARY 29,        AUGUST 31,
CLASS C SHARES                       2004             2003 (a)
---------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD              $       9.91        $     7.91
---------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment
income (loss) (b)                       (0.07)             0.03
Net realized and
unrealized gain (loss)
on investments,
foreign currency and
foreign capital gains tax                2.22              1.97
                                 ------------        ----------
Total from Investment
Operations                               2.15              2.00
---------------------------------------------------------------
LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment
income                                  (0.01)               --
---------------------------------------------------------------
REDEMPTION FEES:
Redemption fees added
to paid in capital                         --(b)(c)          --
---------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD   $      12.05        $     9.91
Total return (d)                        21.68%(e)(f)      25.28%(e)(f)
---------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Operating expenses (g)                   2.55%(h)          2.55%(h)
Interest expense                           --(h)(i)          --(h)(i)
Expenses (g)                             2.55%(h)          2.55%(h)
Net investment income
(loss) (g)                              (1.34)%(h)         0.49%(h)
Waiver/reimbursement                     0.07%(h)          0.20%(h)
Portfolio turnover rate                    17%(f)            18%(f)
Net assets, end of
period (000's)                   $     29,685        $   22,619
---------------------------------------------------------------

                                                      YEAR ENDED DECEMBER 31,
CLASS C SHARES                     2002           2001           2000        1999        1998
------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD              $    9.15      $   11.07      $   13.25   $    7.71   $    8.94
------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment
income (loss) (b)                    (0.02)            --(c)       (0.08)       0.02        0.09
Net realized and
unrealized gain (loss)
on investments,
foreign currency and
foreign capital gains tax            (1.22)         (1.90)         (2.10)       5.52       (1.24)
                                 ---------      ---------      ---------   ---------   ---------
Total from Investment
Operations                           (1.24)         (1.90)         (2.18)       5.54       (1.15)
------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment
income                                  --          (0.02)            --          --       (0.08)
------------------------------------------------------------------------------------------------
REDEMPTION FEES:
Redemption fees added
to paid in capital                      --             --             --          --          --
------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD   $    7.91      $    9.15      $   11.07   $   13.25   $    7.71
Total return (d)                    (13.55)%(e)    (17.18)%(e)    (16.45)%     71.85%     (12.89)%
------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Operating expenses (g)                2.55%          2.55%          2.46%       2.52%       2.53%
Interest expense                      0.01%            --(i)          --          --          --
Expenses (g)                          2.56%          2.55%          2.46%       2.52%       2.53%
Net investment income
(loss) (g)                           (0.21)%           --(i)       (0.68)%      0.22%       1.27%
Waiver/reimbursement                  0.07%            --(i)          --          --          --
Portfolio turnover rate                 25%            12%            25%         14%         15%
Net assets, end of
period (000's)                   $  19,866      $  28,036      $  42,897   $  73,038   $  48,316
------------------------------------------------------------------------------------------------

(a) The Fund has changed its fiscal year end from December 31 to August 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Rounds to less than $0.01 per share.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.
(i) Rounds to less than 0.01%.

                                 (UNAUDITED)
                                  SIX MONTHS           PERIOD
                                    ENDED              ENDED
                                 FEBRUARY 29,        AUGUST 31,
CLASS T SHARES                       2004             2003 (a)
---------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD              $      10.29        $     8.16
---------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment
income (loss) (b)                       (0.02)             0.08
Net realized and
unrealized gain (loss)
on investments,
foreign currency and
foreign capital gains tax                2.31              2.05
                                 ------------        ----------
Total from Investment
Operations                               2.29              2.13
---------------------------------------------------------------
LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment
income                                  (0.08)               --
---------------------------------------------------------------
REDEMPTION FEES:
Redemption fees added
to paid in capital                         --(b)(c)          --
---------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD   $      12.50        $    10.29
Total return (d)                        22.37%(e)(f)      26.10%(e)(f)
---------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Operating expenses (g)                   1.55%(h)          1.55%(h)
Interest expense                           --(h)(i)          --(h)(i)
Expenses (g)                             1.55%(h)          1.55%(h)
Net investment income
(loss) (g)                              (0.33)%(h)         1.50%(h)
Waiver/reimbursement                     0.07%(h)          0.20%(h)
Portfolio turnover rate                    17%(f)            18%(f)
Net assets, end of
period (000's)                   $     31,354        $   27,501
---------------------------------------------------------------

                                                      YEAR ENDED DECEMBER 31,
CLASS T SHARES                     2002           2001           2000        1999        1998
------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD              $    9.41      $   11.38      $   13.48   $    7.77   $    9.01
------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment
income (loss) (b)                     0.08           0.10           0.04        0.12        0.16
Net realized and
unrealized gain (loss)
on investments,
foreign currency and
foreign capital gains tax            (1.27)         (1.96)         (2.14)       5.59       (1.23)
                                 ---------      ---------      ---------   ---------   ---------
Total from Investment
Operations                           (1.19)         (1.86)         (2.10)       5.71       (1.07)
------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment
income                               (0.06)         (0.11)            --          --       (0.17)
------------------------------------------------------------------------------------------------
REDEMPTION FEES:
Redemption fees added
to paid in capital                      --             --             --          --          --
------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD   $    8.16      $    9.41      $   11.38   $   13.48   $    7.77
Total return (d)                    (12.68)%(e)    (16.39)%(e)    (15.58)%     73.49%     (11.87)%
------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Operating expenses (g)                1.55%          1.55%          1.46%       1.52%       1.53%
Interest expense                      0.01%            --(i)          --          --          --
Expenses (g)                          1.56%          1.55%          1.46%       1.52%       1.53%
Net investment income
(loss) (g)                            0.79%          1.00%          0.32%       1.22%       2.27%
Waiver/reimbursement                  0.07%            --(i)          --          --          --
Portfolio turnover rate                 25%            12%            25%         14%         15%
Net assets, end of
period (000's)                   $  24,180      $  31,782      $  46,733   $  69,503   $  51,526
------------------------------------------------------------------------------------------------

(a) The Fund has changed its fiscal year end from December 31 to August 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Rounds to less than $0.01 per share.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.
(i) Rounds to less than 0.01%.

                                 (UNAUDITED)
                                  SIX MONTHS           PERIOD
                                    ENDED              ENDED
                                 FEBRUARY 29,        AUGUST 31,
CLASS Z SHARES                       2004             2003 (a)
---------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD              $      10.26        $     8.14
---------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment
income (loss) (b)                       (0.01)             0.07
Net realized and
unrealized gain (loss)
on investments,
foreign currency and
foreign capital gains tax                2.29              2.05
                                 ------------        ----------
Total from Investment
Operations                               2.28              2.12
---------------------------------------------------------------
LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment
income                                  (0.08)               --
---------------------------------------------------------------
REDEMPTION FEES:
Redemption fees added
to paid in capital                         --(b)(c)          --(b)(c)
---------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD   $      12.46        $    10.26
Total return (d)                        22.33%(e)(f)      26.04%(e)(f)
---------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Operating expenses (g)                   1.55%(h)          1.55%(h)
Interest expense                           --(h)(i)          --(h)(i)
Expenses (g)                             1.55%(h)          1.55%(h)
Net investment income
(loss) (g)                              (0.22)%(h)         1.31%(h)
Waiver/reimbursement                     0.07%(h)          0.20%(h)
Portfolio turnover rate                    17%(f)            18%(f)
Net assets, end of
period (000's)                   $     31,585        $   64,803
---------------------------------------------------------------

                                                      YEAR ENDED DECEMBER 31,
CLASS Z SHARES                     2002           2001           2000        1999        1998
------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD              $    9.38      $   11.35      $   13.46   $    7.75   $    9.01
------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment
income (loss) (b)                     0.08           0.10           0.04        0.12        0.16
Net realized and
unrealized gain (loss)
on investments,
foreign currency and
foreign capital gains tax            (1.26)         (1.96)         (2.15)       5.59       (1.25)
                                 ---------      ---------      ---------   ---------   ---------
Total from Investment
Operations                           (1.18)         (1.86)         (2.11)       5.71       (1.09)
------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment
income                               (0.06)         (0.11)            --          --       (0.17)
------------------------------------------------------------------------------------------------
REDEMPTION FEES:
Redemption fees added
to paid in capital                      --             --             --          --          --
------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD   $    8.14      $    9.38      $   11.35   $   13.46   $    7.75
Total return (d)                    (12.61)%(e)    (16.43)%(e)    (15.68)%     73.68%     (12.09)%
------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Operating expenses (g)                1.55%          1.55%          1.46%       1.52%       1.53%
Interest expense                      0.01%            --(i)          --          --          --
Expenses (g)                          1.56%          1.55%          1.46%       1.52%       1.53%
Net investment income
(loss) (g)                            0.79%          1.00%          0.32%       1.22%       2.27%
Waiver/reimbursement                  0.07%            --(i)          --          --          --
Portfolio turnover rate                 25%            12%            25%         14%         15%
Net assets, end of
period (000's)                   $  77,225      $ 122,255      $ 157,606   $ 214,498   $ 138,988
------------------------------------------------------------------------------------------------

(a) The Fund has changed its fiscal year end from December 31 to August 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Rounds to less than $0.01 per share.
(d) Total return at net asset value assuming all distributions reinvested.
(e) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.
(i) Rounds to less than 0.01%.

IMPORTANT INFORMATION ABOUT THIS REPORT
                                                     COLUMBIA NEWPORT TIGER FUND

TRANSFER AGENT

Columbia Funds Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800.345.6611

DISTRIBUTOR

Columbia Funds Distributor, Inc.
One Financial Center
Boston MA 02111

INVESTMENT ADVISOR

Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02111

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Newport Tiger Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to its portfolio securities is available (i) without charge, upon request, by calling 800-345-6611 and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

COLUMBIA FUNDS
                                                     COLUMBIA NEWPORT TIGER FUND

LARGE GROWTH

Columbia Common Stock
Columbia Growth
Columbia Growth Stock
Columbia Large Cap Growth
Columbia Tax-Managed Growth
Columbia Tax-Managed Growth II
Columbia Young Investor

LARGE VALUE

Columbia Disciplined Value
Columbia Growth & Income
Columbia Large Cap Core
Columbia Tax-Managed Value

MIDCAP GROWTH

Columbia Acorn Select
Columbia Mid Cap Growth
Columbia Tax-Managed Aggressive Growth

MIDCAP VALUE

Columbia Dividend Income
Columbia Mid Cap
Columbia Strategic Investor

SMALL GROWTH

Columbia Acorn
Columbia Acorn USA
Columbia Small Company Equity

SMALL VALUE

Columbia Small Cap
Columbia Small-Cap Value

BALANCED

Columbia Asset Allocation
Columbia Balanced
Columbia Liberty Fund

SPECIALTY

Columbia Real Estate Equity
Columbia Technology
Columbia Utilities

TAXABLE FIXED-INCOME

Columbia Contrarian Income
Columbia Corporate Bond
Columbia Federal Securities
Columbia Fixed Income Securities
Columbia High Yield
Columbia High Yield Opportunities
Columbia Income
Columbia Intermediate Bond
Columbia Intermediate Government Income
Columbia Quality Plus Bond
Columbia Short Term Bond
Columbia Strategic Income

FLOATING RATE

Columbia Floating Rate
Columbia Floating Rate Advantage

TAX EXEMPT

Columbia High Yield Municipal
Columbia Intermediate Tax-Exempt Bond
Columbia Managed Municipals
Columbia National Municipal Bond
Columbia Tax-Exempt
Columbia Tax-Exempt Insured

SINGLE STATE TAX EXEMPT

Columbia California Tax-Exempt
Columbia Connecticut Intermediate Municipal Bond
Columbia Connecticut Tax-Exempt
Columbia Florida Intermediate Municipal Bond
Columbia Massachusetts Intermediate Municipal Bond
Columbia Massachusetts Tax-Exempt
Columbia New Jersey Intermediate Municipal Bond
Columbia New York Intermediate Municipal Bond
Columbia New York Tax-Exempt
Columbia Oregon Municipal Bond
Columbia Pennsylvania Intermediate Municipal Bond
Columbia Rhode Island Intermediate Municipal Bond

MONEY MARKET

Columbia Money Market
Columbia Municipal Money Market

INTERNATIONAL/GLOBAL

Columbia Acorn International
Columbia Acorn International Select
Columbia Europe
Columbia Global Equity
Columbia International Stock
Columbia Newport Asia Pacific
Columbia Newport Greater China
Columbia Newport Tiger

INDEX FUNDS

Columbia Large Company Index
Columbia Small Company Index
Columbia U.S. Treasury Index

Please consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. Contact us at 800-345-6611 for a prospectus which contains this and other important information about the fund. Read it carefully before you invest.

For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

Columbia Management Group and Columbia Management refer collectively to the various investment advisory subsidiaries of Columbia Management Group, including Columbia Management Advisors, Inc., the registered investment advisor, and Columbia Funds Distributor, Inc.

[GRAPHIC]

eDelivery

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by eletronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

COLUMBIA NEWPORT TIGER FUND                                          PRSRT STD
SEMIANNUAL REPORT, FEBRUARY 29, 2004                               U.S. POSTAGE
                                                                       PAID
                                                                   HOLLISTON, MA
                                                                   PERMIT NO. 20

[COLUMBIA FUNDS(R) LOGO]

A MEMBER OF COLUMBIA MANAGEMENT GROUP

(C)2004 COLUMBIA FUNDS DISTRIBUTOR, INC.
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
800.345.6611 www.columbiafunds.com

                                                732-03/316R-0204 (04/04) 04/0731

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Not applicable at this time.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not filed Schedule 14A subsequent to the effective date of that Schedule's Item 7(d)(2)(ii)(G). However, it is the registrant's policy to consider candidates for the Board of Trustees/Directors who are recommend by shareholders. A Fund shareholder who wishes to nominate a candidate to the Board may send information regarding prospective candidates to the Fund's Governance Committee, care of the Fund's Secretary. The information should include evidence of the shareholder's Fund ownership, a full listing of the proposed candidate's education, experience, current employment, date of birth, names and addresses of at least three professional references, information as to whether the candidate is not an "interested person" under the 1940 Act and "independent" under NYSE Listing Standards in relation to the Fund, and such other information as may be helpful to the independent trustees/directors in evaluating the candidate. All satisfactorily completed information packages regarding a candidate will be forwarded to an independent trustee/director for consideration.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer, based on his evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, has concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable at this time.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                   Columbia Funds Trust VII
            ------------------------------------------------------------------


By (Signature and Title)  /s/ J. Kevin Connaughton
                        ------------------------------------------------------
                         J. Kevin Connaughton, President and Treasurer

Date                             May 6, 2004
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Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ J. Kevin Connaughton
                        ------------------------------------------------------
                         J. Kevin Connaughton, President and Treasurer

Date                             May 6, 2004
    --------------------------------------------------------------------------